STATEMENT OF ADDITIONAL INFORMATION

BlackRock Liquidity Funds

TempCash

BlackRock Liquid Federal Trust Fund

FedFund

T-Fund

Treasury Trust Fund

MuniCash

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800)  441-7450

This Statement of Additional Information of TempCash, BlackRock Liquid Federal Trust Fund (formerly known as Federal Trust Fund), FedFund, T-Fund, Treasury Trust Fund and MuniCash (collectively, the “Funds”), each a series of BlackRock Liquidity Funds (the “Trust”), is not a prospectus and should be read in conjunction with (A) each of the current prospectuses of the Funds dated February 28, 2025, as they may from time to time be supplemented or revised, for (i) the Administration, Cash Management and Cash Reserve Shares of BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund; (ii) the Dollar, Capital and Institutional Shares of TempCash, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund and MuniCash; (iii) the Private Client Shares of FedFund; (iv) the Select Shares of FedFund, T-Fund and Treasury Trust Fund, (v) the Premier Shares of TempCash, FedFund and T-Fund; (vi) the Mischler Financial Group Shares of FedFund and BlackRock Liquid Federal Trust Fund; (vii) the Penserra Shares of FedFund; (viii) the Great Pacific Shares of TempCash and FedFund; (ix) the Stern Brothers Shares of BlackRock Liquid Federal Trust Fund and FedFund; (x) the WestCap Shares of FedFund; and (xi) the Tigress Shares of BlackRock Liquid Federal Trust Fund and FedFund; and (B) the current prospectus dated June 27, 2025, as it may from time to time be supplemented or revised, for the DLT Shares of Treasury Trust Fund. No investment in shares should be made without reading the appropriate prospectus. This Statement of Additional Information is incorporated by reference in its entirety into each prospectus. The audited financial statements of each of the Funds are incorporated into this Statement of Additional Information by reference to the Funds’ Annual Financial Statements and Additional Information for the fiscal year ended October 31, 2024, as filed with the SEC on Form N-CSR (the “2024 Annual Financial Statements”). Copies of the prospectuses and Annual Financial Statements for each of the Funds may be obtained, without charge, by writing to the Trust, 100 Bellevue Parkway, Wilmington, DE 19809 or calling BlackRock Liquidity Funds at (800) 441-7450.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “Commission” or the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

BlackRock Advisors, LLC — Manager

BlackRock Investments, LLC — Distributor

The date of this Statement of Additional Information is February 28, 2025 (as amended June 27, 2025).

Fund and Share Class	Ticker Symbol
TEMPCASH
Dollar Shares	TCDXX
Institutional Shares	TMCXX
Capital Shares	TPCXX
Premier Shares	TCPXX
Great Pacific Shares	GPCXX
BLACKROCK LIQUID FEDERAL TRUST FUND
Administration Shares	BFTXX
Cash Management Shares	BFMXX
Cash Reserve Shares	BFDXX
Dollar Shares	TSDXX
Institutional Shares	TFFXX
Capital Shares	BECXX
Mischler Financial Group Shares	EDUXX
Stern Brothers Shares	SIGXX
Tigress Shares	EVEXX
FEDFUND
Administration Shares	BLFXX
Cash Management Shares	BFFXX
Cash Reserve Shares	BFRXX
Dollar Shares	TDDXX
Institutional Shares	TFDXX
Capital Shares	BFCXX
Private Client Shares	BRPXX
Select Shares	BFBXX
Premier Shares	BUPXX
Mischler Financial Group Shares	HUAXX
Penserra Shares	PSFXX
Great Pacific Shares	GPAXX
Stern Brothers Shares	SBIXX
WestCap Shares	WSTXX
Tigress Shares	TIGXX
T-FUND
Administration Shares	BTAXX
Cash Management Shares	BPTXX
Cash Reserve Shares	BTRXX
Dollar Shares	TFEXX
Institutional Shares	TSTXX
Capital Shares	BCHXX
Select Shares	BSLXX
Premier Shares	BEMXX

Fund and Share Class	Ticker Symbol
TREASURY TRUST FUND
Administration Shares	BITXX
Cash Management Shares	BTCXX
Cash Reserve Shares	BTFXX
Dollar Shares	TTDXX
Institutional Shares	TTTXX
Capital Shares	BUCXX
Select Shares	TSLXX
DLT Shares	DGLXX
MUNICASH
Dollar Shares	MCDXX
Institutional Shares	MCSXX
Capital Shares	MCPXX

GENERAL INFORMATION

BlackRock Liquidity Funds (the “Trust”) was organized as a Delaware statutory trust on October 21, 1998. It is the successor to the following three investment companies: (1) Temporary Investment Fund, Inc.; (2) Trust for Federal Securities; and (3) Municipal Fund for Temporary Investment (collectively the “Predecessor Companies”). The Predecessor Companies were comprised of the Trust’s six existing portfolios: TempCash, BlackRock Liquid Federal Trust Fund (formerly known as Federal Trust Fund), FedFund, T-Fund, Treasury Trust Fund and MuniCash (each, a “Fund” and collectively, the “Funds”).

Each of TempCash and MuniCash is a non-retail, non-government money market fund under Rule 2a-7 under the 1940 Act (each an “Institutional Fund”). Each of BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund is a government money market fund under Rule 2a-7 (each a “Government Fund”).

The Funds commenced operations as follows: TempCash — February 1984; BlackRock Liquid Federal Trust Fund — December 1990; FedFund — October 1975; T-Fund — March 1980; Treasury Trust Fund — May 1989; and MuniCash — February 1984.

On February 10, 1999, each of the Funds was reorganized into a separate series of the Trust. The Trust is an open-end management investment company. Currently, the Trust offers shares of each of the six Funds. Each Fund has elected to be classified as “diversified” under the 1940 Act. BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund offer Administration Shares. BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund also offer Cash Management Shares. BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund also offer Cash Reserve Shares. TempCash, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund and MuniCash also offer Dollar Shares. TempCash, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund and MuniCash also offer Institutional Shares. TempCash, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund and MuniCash also offer Capital Shares. FedFund also offers Private Client Shares. FedFund, T-Fund and Treasury Trust Fund also offer Select Shares. TempCash, FedFund and T-Fund also offer Premier Shares. FedFund and BlackRock Liquid Federal Trust Fund also offer Mischler Financial Group Shares, Stern Brothers Shares and Tigress Shares. FedFund also offers Great Pacific Shares, Penserra Shares and WestCap Shares. TempCash also offers Great Pacific Shares. Treasury Trust Fund also offers DLT Shares.

On January 29, 2001, the Trust changed its name from “Provident Institutional Funds” to “BlackRock Provident Institutional Funds.” On January 28, 2004, the Trust changed its name from “BlackRock Provident Institutional Funds” to “BlackRock Liquidity Funds.” On February 21, 2008, the Funds changed the names of certain share classes as follows: “Bear Stearns Shares” were renamed “Select Shares”; “Bear Stearns Private Client Shares” were renamed “Private Client Shares”; “Bear Stearns Premier Shares” were renamed “Premier Shares”; and “Bear Stearns Premier Choice Shares” were renamed “Premier Choice Shares.” On March 10, 2017, “Premier Choice Shares” were renamed “Capital Shares.” On July 19, 2021, Federal Trust Fund was renamed “BlackRock Liquid Federal Trust Fund.”

INVESTMENT STRATEGIES, RISKS AND POLICIES

Portfolio Transactions

Subject to the general control of the Trust’s Board of Trustees (“Board” or “Trustees”), BlackRock Advisors, LLC (“BlackRock” or the “Manager”), the Funds’ investment manager, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. BlackRock International Limited (“BIL” or the “Sub-Adviser”) acts as sub-adviser to TempCash. Where applicable throughout this Statement of Additional Information (“SAI”), “BlackRock” refers also to the Sub-Adviser. BlackRock purchases portfolio securities for the Funds either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, BlackRock seeks to obtain the best net price and the most favorable execution of orders. BlackRock Liquid Federal Trust Fund generally seeks to place a majority of the aggregate dollar volume of purchase orders for BlackRock Liquid Federal Trust Fund’s portfolio securities with dealers that are owned by minorities, women, disabled persons, veterans and members of other qualified and recognized diversity and inclusion groups, subject to best execution requirements. To the extent that the execution and price offered by more than one dealer are comparable, BlackRock may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research advice or other services.

Investment decisions for each Fund are made independently from those of the other Funds or other investment company portfolios or accounts advised or managed by BlackRock or its affiliates. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time and price on behalf of such other portfolios, transactions are allocated as to amount, in a manner which BlackRock believes to be equitable to each Fund and its customers who also are acquiring securities. In some instances, this investment procedure may affect the size of the position obtained for a Fund. To the extent permitted by law, BlackRock may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.

The Funds will not execute portfolio transactions through or acquire portfolio securities issued by BlackRock, BlackRock Investments, LLC (“BRIL”) or any of their respective affiliated persons (as such term is defined in the 1940 Act), except to the extent permitted by the SEC. In addition, with respect to such transactions, securities, deposits and agreements, the Funds will not give preference to banks, savings and loan associations and other financial institutions (“Service Organizations”) with whom a Fund enters into agreements concerning the provision of support services to customers who beneficially own Administration Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares, Premier Shares, Capital Shares, Private Client Shares and Select Shares.

BlackRock Liquid Federal Trust Fund and Treasury Trust Fund may engage in short-term trading for liquidity purposes. Each Fund’s annual portfolio turnover will be relatively high because of the short-term nature of securities that the Funds are permitted to hold under SEC rules. However, this turnover is not expected to have a material effect on a Fund’s net income. Each Fund’s portfolio turnover rate is expected to be zero for regulatory reporting purposes.

Investment Strategies and Policies

The following supplements information contained in the prospectuses concerning the Funds’ investment strategies and/or policies. To the extent an investment policy is discussed in this SAI but not in the prospectuses, such policy is not a principal policy of the Funds. Except as indicated, the information below relates only to those Funds that are authorized to invest in the instruments or securities described below. The Open-End Active and Fixed Income Index Fund Proxy Voting Policy applies to each Fund. Please see “Proxy Voting Policies and Procedures” in this SAI for further information about these policies. A copy of each policy is included in Appendix B. Information that does not apply to the Funds do not form a part of the Funds’ SAI and should not be relied on by investors in the Funds. Only information that is clearly identified as applicable to the Funds is considered to form a part of the Funds’ SAI.

Banking Industry Obligations. For purposes of TempCash’s investment policies, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks in which TempCash may invest include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

Commercial Paper. TempCash may purchase commercial paper that is rated at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations (“NRSROs”) that rate such security (or its issuer), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Commercial paper purchasable by TempCash includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as TempCash through or with the assistance of dealers who make a market in Section 4(a)(2) paper, thereby providing liquidity. Certain transactions in Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act (see “Restricted Securities” below).

Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, each Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, sub-adviser(s) and other service providers (including, but not limited to, index providers, Fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest, market makers or Authorized Participants. The Funds and their shareholders could be negatively impacted as a result.

Domestic Issuers. The Trust considers any issuer organized under the laws of a United States jurisdiction to be a United States issuer, and for purposes of TempCash’s investments, the Trust considers an issuer to be a United States domestic issuer even if it is organized outside of a United States jurisdiction if the underlying credit support for the issuer’s security is provided by an entity organized under the laws of a United States jurisdiction.

Environmental, Social and Governance (“ESG”) Integration. Although TempCash does not seek to implement a specific sustainability objective, strategy or process unless disclosed in the Funds’ prospectuses, BlackRock will consider ESG factors as part of the credit research and investment process for TempCash. BlackRock views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. All securities purchases by TempCash are selected from approved lists maintained by BlackRock. All instruments on an approved list used by TempCash have met the minimal credit risk requirement of Rule 2a-7, if required. In reviewing instruments, BlackRock will consider the capacity of the issuer or guarantor to meet its obligations. BlackRock considers ESG data within the total data available during its review. This may include third party research as well as considerations of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer.

The ESG characteristics utilized in TempCash’s investment processes are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Fund’s exposure to certain companies or industries. While BlackRock views ESG considerations as having the potential to contribute to TempCash’s long-term performance, there is no guarantee that such results will be achieved.

Forward Commitments. The Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The value of the security on the delivery date may be more or less than its purchase price. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from appreciation in the value of the security during the commitment period.

Funding Agreements. TempCash may invest in guaranteed investment contracts and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund on a periodic basis guaranteed interest, which is based on an index. The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Each Fund will only purchase funding agreements from highly rated insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Manager under guidelines approved by the Board. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Illiquid Investments. No Fund will acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. The Manager will monitor the liquidity of illiquid investments under the supervision of the Board.

Inflation Risk. Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.

Interest Rate Risk. The value of fixed income securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.

Investment Company Securities. The Funds, except for Treasury Trust Fund, may invest in securities issued by other open-end or closed-end investment companies as permitted by the 1940 Act and their investment strategies. Investments in other investment companies may cause a Fund (and, indirectly, the Fund’s shareholders) to bear proportionately the costs incurred in connection with the other investment companies’ operations. These investments may include, as consistent with a Fund’s investment objective and policies, certain variable rate demand securities issued by closed-end funds, which invest primarily in portfolios of taxable or tax-exempt securities. With respect to MuniCash, it is anticipated that the payments made on variable rate demand securities issued by closed-end municipal bond funds will be exempt from federal income tax and, with respect to any such securities issued by single state municipal bond funds, exempt from the applicable state’s income tax. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a security purchase is made: (a) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting securities of any one investment company will be owned by the Fund. A Fund, as discussed below in “Investment Limitations,” also may invest all of its assets in an open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund. Each Fund, pursuant to the 1940 Act and subject to certain conditions, may invest without limitation in affiliated registered and affiliated unregistered money market funds. (Alternatively, each Fund may rely on an exemptive order received from the SEC permitting it to invest in affiliated registered money market funds and in an affiliated private investment company, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time.) As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Loan Participations. TempCash may purchase loan participations. Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. TempCash may purchase interests in loan participations for which the underlying loan is issued by borrowers in whose obligations the Funds are permitted to invest. Such loan participations may have a demand provision that permits the Fund to require repayment within seven days. However, participations may not have such a demand provision and may not be otherwise marketable. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

Mortgage-Related and Other Asset-Backed Securities. TempCash and FedFund may purchase mortgage-related and other asset-backed securities. Mortgage-related securities include fixed and adjustable rate Mortgage Pass-Through Certificates, which provide the holder with a share of the interest and principal payments on a pool of mortgages, ordinarily backed by residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Pass-Through Certificates guaranteed by the Government National Mortgage Association (“Ginnie Mae”) (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

TempCash only may invest in classes of collateralized mortgage obligations (“CMOs”) deemed to have a remaining maturity of 397 days or less in accordance with the requirements of Rule 2a-7 under the 1940 Act. Each class of a CMO, which frequently elects to be taxed as a real estate mortgage investment conduit (“REMIC”), represents a direct ownership interest in, and the right to receive a specified portion of, the cash flow consisting of interest and principal on a pool of residential mortgage loans or mortgage pass-through securities (“Mortgage Assets”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including Ginnie Mae, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which TempCash may hold are known as “regular” interests. TempCash may also hold “residual” interests, which in general are junior to and significantly more volatile than “regular interests.” The residual in a CMO structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. The market for CMOs may be more illiquid than that of other securities. TempCash currently intends to hold CMOs only as collateral for repurchase agreements.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced. PACs are parallel pay REMIC pass-through or participation certificates (“REMIC Certificates”), which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

TempCash may also invest in non-mortgage asset-backed securities (e.g., backed by installment sales contracts, credit card receivables or other assets). Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities. These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

Municipal Obligations. TempCash and MuniCash may purchase municipal obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities (“Municipal Obligations”). Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if, in the opinion of counsel to the issuer, the interest paid thereon is exempt from regular federal income tax.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, the Tax Reform Act of 1986 required that interest on certain private activity bonds be included in an investor’s alternative minimum taxable income, and that corporate investors include all tax-exempt interest in the calculation of adjusted current earnings for purposes of determining the corporation’s alternative minimum tax liability. Future legislative proposals, if enacted into law, regulations, rulings or court decisions may cause interest on Municipal Obligations to be subject, directly or indirectly, to federal income taxation or may cause interest on Municipal Obligations that are presently exempt from state and local taxation to be subject to state or local income taxation, or the value of such Municipal Obligations to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a Fund. The Trust cannot predict what legislation or regulations, if any, may be proposed in Congress or promulgated by the U.S. Treasury Department or by various states as regards the federal, state or local income tax exemption of interest on such obligations or the impact of such legislative and regulatory activity on such exemption.

The two principal classifications of Municipal Obligations which may be held by the Funds are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the municipal issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Funds’ portfolios may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and ratings may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Funds, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Manager will consider such an event in determining whether the Funds should continue to hold the obligation.

An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors generally, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Among other types of Municipal Obligations that the Funds may purchase are short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in other types of instruments including general obligation and private activity bonds, provided they have remaining maturities of 397 days or less at the time of purchase. For MuniCash, the interest on these other types of instruments, in the opinion of counsel to the issuer, is exempt from federal income tax.

MuniCash may hold derivatives that, in the opinion of counsel to the issuer of the derivative, are tax-exempt, and TempCash may hold derivatives, which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Funds may hold derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on derivatives in the form of custodial receipts is tax-exempt, and accordingly, purchases by MuniCash of any such receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Funds nor the Manager will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

Before purchasing a derivative for such Funds, the Manager is required by the Funds’ procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Funds’ Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Manager will review periodically the entity’s relevant financial information.

Negative Interest Rate Scenarios. Should a negative interest rate scenario ever occur that causes a Government Fund to have a negative gross yield, the Fund may account for the negative gross yield by either using a floating NAV or a reverse distribution mechanism that seeks to maintain a stable net asset value of the Fund by cancelling shareholders’ shares in the amount of the negative gross yield. If a Fund converts to a floating NAV, any losses the Fund experiences due to negative interest rates will be reflected in a declining NAV per share. Under a reverse distribution mechanism, shareholders in a Fund would observe a stable share price but a declining number of shares for their investment. This means that such an investor would lose money when the Fund cancels shares. In either situation, the Board will need to determine that the approach is in the best interests of the Fund and will need to ensure shareholders are provided adequate disclosures around the consequences of the approach chosen by the Board for the Fund.

Recent Market Events. Since the market stresses associated with the 2008 financial crisis in the United States and global economies, periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Governments and regulators may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s abilities to achieve its investment objectives or otherwise adversely impact an investment in the Fund. Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. Government, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. Government shutdown, and disagreements over, or threats not to increase, the U.S. Government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. Government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt. Moreover, although the U.S. Government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty for a period of time. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and impacted individual issuers and capital. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of any such outbreak and its effects cannot be determined with certainty.

Repurchase Agreements. TempCash, FedFund and T-Fund may enter into repurchase agreements. In a repurchase agreement, a Fund purchases securities from counterparties, such as banks and broker-dealers, which must be deemed creditworthy by the Manager, subject to the seller’s agreement to repurchase them at an agreed upon time and price. In accordance with guidance issued by the Staff of the SEC, TempCash, FedFund and T-Fund may also transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements. The Board has established and periodically reviews procedures applicable to transactions involving such joint accounts.

The securities subject to a repurchase agreement may bear maturities exceeding 397 days, provided the repurchase agreement itself matures in 397 days or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest and any accrued premium). Collateral for T-Fund repurchase agreements may include cash, U.S. Treasury bills, notes and other obligations of the U.S. Treasury. Collateral for FedFund repurchase agreements may include cash and obligations issued by the U.S. Government or its agencies or instrumentalities. Collateral for TempCash repurchase agreements may include cash, obligations issued by the U.S. Government or its agencies or instrumentalities, and obligations rated in the highest category by at least two NRSROs, or, if unrated, determined to be of comparable quality by BlackRock pursuant to guidelines approved by the Board. For TempCash, however, collateral is not limited to the foregoing and may include, for example, obligations rated in any category by NRSROs or include classes of CMOs issued by agencies and instrumentalities of the U.S. Government, such as IOs and POs, residual interests, PAC certificates and TAC certificates. Collateral for a repurchase agreement may also include securities, including equity securities and other fixed income securities, that TempCash could not hold directly without the repurchase obligation. The ratings by NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity, and interest rate may have different market prices. Appendix A to this SAI contains a description of the relevant rating symbols used by NRSROs for commercial paper that may be purchased by each Fund. See “Mortgage-Related and Other Asset-Backed Securities” for ratings information about IOs, POs, PACs and TACs.

Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

The repurchase price under the repurchase agreements described in the Funds’ prospectuses generally equals the price paid by that Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds’ custodian or sub-custodian, or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act, and for tax purposes generally. It is not clear whether for other purposes a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by a Fund to the seller.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral.

Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

If, in the event of bankruptcy or insolvency proceedings concerning the seller of the securities, a court holds that the Fund does not have a perfected security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that the Manager believes follow customary securities industry practice with respect to repurchase agreements, and the Manager analyzes the creditworthiness of the obligor, in this case the seller of the securities. However, because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case a Fund may not recover the full amount it paid for the securities and would retain the status of an unsecured creditor of the seller (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt of the defaulting seller) with respect to the amount of the shortfall. Certain Funds may enter into repurchase agreements that involve securities that would be subject to a court “stay” in the event of the seller’s bankruptcy or insolvency. A “stay” will prevent a Fund from selling the securities it holds under a repurchase agreement until permitted by a court. In these situations a Fund will be subject to greater risk that the value of the securities will decline before they are sold, and that the Fund will experience a loss.

Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, whether or not the seller is bankrupt or insolvent. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. It is possible that, with respect to certain repurchase agreements, a trustee for a bankrupt or insolvent seller could be able to demand the return of any additional securities that were previously delivered to the Fund for this purpose, and a Fund could incur a loss for this reason.

Restricted Securities. TempCash and MuniCash may each invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (e.g., Rule 144A securities). Rule 144A under the 1933 Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to “qualified institutional buyers.” The Manager will monitor the liquidity of restricted securities under the supervision of the Board. In reaching liquidity decisions, the Manager will consider, inter alia, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

Reverse Repurchase Agreements. Each of TempCash, FedFund and T-Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Fund is temporarily borrowing money at an agreed upon interest rate from the purchaser of the security, and the security sold represents collateral for the loan.

A Fund’s investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. A Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Manager will evaluate the creditworthiness of the other party in determining whether a Fund will enter into a reverse repurchase agreement. The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Fund with the proceeds of such an agreement may decline in value, although the Fund is obligated to repurchase the securities sold to the counterparty at the agreed upon price. In addition, the market value of the securities sold by a Fund may decline below the repurchase price to which the Fund remains committed.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. Each of TempCash, FedFund and T-Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Additionally, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many reverse repurchase agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing reverse repurchase agreements or to realize amounts to be received under such agreements.

Securities Lending. Each of TempCash, FedFund and T-Fund may lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to borrowers deemed by the Manager to be creditworthy.

Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Prudential regulation may also favor lenders that can provide additional protections, such as liens that are exercisable in connection with a lender default, to borrowers. Certain Funds expect to provide additional protections to borrowers, where permitted pursuant to a Fund’s investment policies and if the Manager believes doing so is in the best interest of the Fund.

Short-Term Trading. The Funds may engage in short-term trading for liquidity purposes. Increased trading may provide greater potential for capital gains and losses, and also involves correspondingly greater trading costs which are borne by the Fund involved. The Manager will consider such costs in determining whether or not a Fund should engage in such trading.

Stand-By Commitments. TempCash and MuniCash may acquire stand-by commitments. Under a stand-by commitment, a dealer would agree to purchase at a Fund’s option specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as “put” options.) Stand-by commitments for Municipal Obligations may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred, or assigned only with the instruments involved. A Fund’s right to exercise stand-by commitments will be unconditional and unqualified.

Special Considerations Regarding Foreign Investments. Investments by TempCash and MuniCash in securities issued or supported by foreign entities, including foreign governments, foreign banks and foreign branches of U.S. banks, or investments supported by such entities, may subject the Funds to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, interest limitations, the possible establishment of exchange controls, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. A Fund will acquire U.S. dollar-denominated securities issued by foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, only when the Manager believes that the risks associated with such instruments are minimal.

U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, The Co-operative Central Bank, Federal Home Loan Banks, Freddie Mac, Farm Credit System and Tennessee Valley Authority. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies, instrumentalities or U.S. Government sponsored enterprises. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies, instrumentalities or U.S. Government sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Variable and Floating Rate Instruments. Each Fund may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the prospectuses. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 397 days provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

Variable and floating rate instruments held by a Fund generally may have maturities of more than 397 days provided: (i) they are subject to a demand feature entitling the Fund to the payment of principal and interest within 397 days of exercise, unless the instrument is issued or guaranteed by the U.S. Government or its agencies and/or instrumentalities, and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 days.

In determining a Fund’s weighted average portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 397 days or less, the instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Fund’s weighted average portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 397 days or less, the instrument will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. In addition, a variable or floating rate instrument issued or guaranteed by the U.S. Government or its agencies and/or instrumentalities will be deemed by a Fund to have a maturity equal to the period remaining until its next interest rate adjustment (in the case of a variable rate instrument) or one day (in the case of a floating rate instrument). Variable and floating rate notes are frequently rated by credit rating agencies, and their issuers must satisfy the Fund’s quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss.

When-Issued and Delayed Settlement Transactions. The Funds may utilize when-issued and delayed settlement transactions. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. Delayed settlement describes settlement of a securities transaction some time in the future. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed settlement basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of a Fund’s investment objective. Each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many agreements with respect to when-issued, TBA and forward commitment transactions, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing agreements with respect to these transactions or to realize amounts to be received under such agreements.

* * * *

Regulation Regarding Derivatives. The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust and the Board of Directors of BlackRock have each approved Portfolio Holdings and Related Information Distribution Guidelines (the “Policy”) regarding the disclosure of each Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Policy is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no earlier or more frequently than shareholders and prospective shareholders.

Pursuant to the Policy, the Trust and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund’s Portfolio Characteristics (as defined below) and Portfolio Holdings (as defined below). The Board of Trustees of the Trust and the Board of Directors of BlackRock have each approved the adoption by the Trust of the Policy, and employees of BlackRock are responsible for adherence to the Policy. The Board of Trustees provides ongoing oversight of the Trust’s and Manager’s compliance with the Policy.

Disclosure of material non-public information (“Confidential Information”) about a Fund’s Portfolio Holdings and/or Portfolio Characteristics is prohibited, except as provided in the Policy.

Confidential Information relating to a Fund may not be distributed to persons not employed by BlackRock unless the Fund has a legitimate business purpose for doing so and confidentiality obligations are in effect, as appropriate.

•	Portfolio Holdings: “Portfolio Holdings” are a Fund’s portfolio securities and other instruments, and include, but are not limited to:

•	for equity securities, information such as issuer name, CUSIP, ticker symbol, total shares and market value;

•	for fixed income securities, information such as issuer name, CUSIP, ticker symbol, coupon, maturity, current face value, market value, yield, WAL, WAM, duration and convexity;

•	for all securities, information such as quantity, SEDOL and market price as of a specific date;

•	for derivatives, indicative data including, but not limited to, pay leg, receive leg, notional amount, reset frequency and trade counterparty; and

•

for trading strategies, specific portfolio holdings, including the number of shares held, weightings of particular holdings, trading details, pending or recent transactions and portfolio management plans to purchase or sell particular securities or allocation within particular sectors.

•

Portfolio Characteristics (excluding Liquidity Metrics): “Portfolio Characteristics” include, but are not limited to, sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, risk related information (e.g., value at risk, standard deviation), ROE, P/E, P/B, P/CF, P/S and EPS.

•

Additional characteristics specific to money market funds include, but are not limited to, historical daily and weekly liquid assets (as defined under Rule 2a-7) and historical fund net inflows and outflows.

•	Portfolio Characteristics — Liquidity Metrics:

•

“Liquidity Metrics” which seek to ascertain a Fund’s liquidity profile under BlackRock’s global liquidity risk methodology which include, but are not limited to: (a) disclosure regarding the number of days needed to liquidate a portfolio or the portfolio’s underlying investments; and (b) the percentage of a Fund’s NAV invested in a particular liquidity tier under BlackRock’s global liquidity risk methodology.

•	The dissemination of position-level liquidity metrics data and any non-public regulatory data pursuant to SEC Rule 22e-4 (including SEC liquidity tiering) is not permitted unless pre-approved.

•

Disclosure of Liquidity Metrics pursuant to Section 3 of the Policy should be reviewed by BlackRock’s Risk and Quantitative Analysis Group and the relevant portfolio management team prior to dissemination.

Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the SEC (e.g., a fund’s annual report and annual financial statements), through a press release or placement on a publicly-available internet website), or information derived or calculated from such public sources shall not be deemed Confidential Information.

Portfolio Holdings and Portfolio Characteristics may be disclosed in accordance with the below schedule or as specified in a Fund’s registration statement.

Open-End Mutual Funds (Excluding Money Market Funds)

Time Periods for Portfolio Holdings
	Prior to 20 Calendar Days After Month-End	20 Calendar Days After Month-End To Public Filing
Portfolio Holdings	Cannot disclose without non-disclosure or confidentiality agreement and Chief Compliance Officer (“CCO”) approval.	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg), except with respect to Global Allocation funds[1], BlackRock Core Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V, BlackRock Strategic Global Bond Fund, Inc., BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds II, Inc., BlackRock Sustainable Total Return Fund of BlackRock Bond Fund, Inc., BlackRock Unconstrained Equity Fund and BlackRock Systematic Multi-Strategy Fund (each of whose portfolio holdings may be disclosed 60 calendar days after month-end). BlackRock generally discloses portfolio holdings information on the lag times established herein on its public website. If Portfolio Holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Time Periods for Portfolio Characteristics
Portfolio Characteristics (Excluding Liquidity Metrics)	Prior to 5 Calendar Days After Month-End	5 Calendar Days After Month-End
	Cannot disclose without non-disclosure or confidentiality agreement and CCO approval.[1],[2]	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg). If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Portfolio Characteristics — Liquidity Metrics	Prior to 60 Calendar Days After Calendar Quarter-End	60 Calendar Days After Calendar Quarter-End
	Cannot disclose without non-disclosure or confidentiality agreement and CCO approval.	May disclose to shareholders, prospective shareholders, intermediaries and consultants; provided portfolio management has approved. If Liquidity Metrics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

[1] Global Allocation Exception: For purposes of portfolio holdings, Global Allocation funds include BlackRock Global Allocation Fund, Inc., BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc. and BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. Information on certain Portfolio Characteristics of BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund is available, upon request, to insurance companies that use these funds as underlying investments (and to advisers and sub-advisers of funds invested in BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund) in their variable annuity contracts and variable life insurance policies on a weekly basis (or such other period as may be determined to be appropriate). Disclosure of such characteristics of these two funds constitutes a disclosure of Confidential Information and is being made for reasons deemed appropriate by BlackRock and in accordance with the requirements set forth in these guidelines. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

[2] Strategic Income Opportunities Exception: Information on certain Portfolio Characteristics of BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V may be made available to shareholders, prospective shareholders, intermediaries, consultants and third party data providers, upon request on a more frequent basis as may be deemed appropriate by BlackRock from time-to-time. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Open-End Mutual Funds and ETFs (Excluding Money Market Mutual Funds and MM ETFs)

Time Periods for Portfolio Characteristics: Liquidity Metrics
	Prior to 60 Calendar Days After Calendar Quarter-End	60 Calendar Days After Calendar Quarter-End
Portfolio Characteristics — Liquidity Metrics	Cannot disclose without non-disclosure or confidentiality agreement and Chief Compliance Officer (“CCO”) approval.	May disclose to shareholders, prospective shareholders, intermediaries and consultants; provided portfolio management has approved. If Liquidity Metrics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Money Market Mutual Funds and ETFs3,4,5

Money Market ETFs will comply with the disclosure requirements under both the Money Market (Rule 2a-7) Policy and the ETF Rule (Rule 6c-11) Policy.

Time Periods
	Prior to 5 Calendar Days After Month-End	5 Calendar Days After Month-End to Date of Public Filing
Portfolio Holdings

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following Portfolio Holdings information is required to be released on the website pursuant to Rule 2a-7 on a monthly basis: name of issuer, category of investment, CUSIP, principal amount, maturity dates, yields and value.

BlackRock will release this information on the following timelines or on a more frequent timeline than required under Rule 2a-7:

•  Government MMFs: Daily portfolio holdings are released on the website on a one business day lag.

• Money Market ETFs (prime and government): Daily portfolio holdings information released on a daily basis pursuant to ETF rule requirements.

• Certain Money Market Mutual Funds and Money Market ETFs: Weekly schedule of investments (PDF) is posted to the website at least one business day after week-end. (The Cash business identifies those Funds.)

May disclose to shareholders, prospective shareholders, intermediaries, consultants and third party data providers. If Portfolio Holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Time Periods
	Prior to 5 Calendar Days After Month-End	5 Calendar Days After Month-End to Date of Public Filing
Portfolio Characteristics

Cannot disclose without non-disclosure or confidentiality agreement and
CCO approval except the following information is:

(i) required to be released on the Fund’s website daily (i.e., each Business Day as of the end of the preceding Business Day):

• Historical NAVs calculated based on market factors (e.g., marked to market).

• Percentage of fund assets invested in daily and weekly liquid assets (as defined under Rule 2a-7).

• Daily net flow information (inflows less outflows).

• Other information as may be required by Rule 2a-7.

(ii) voluntarily released on the Fund’s website daily (i.e., each Business Day as of the end of the preceding Business Day):

• Fund SEC yields, WAM (required monthly), WAL (required monthly), fund size and share class size.

May disclose to shareholders, prospective shareholders, intermediaries, consultants and third party data providers. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

[3] BlackRock Short Obligations Fund. Fund’s holdings may be disclosed in accordance with the frequency for money market funds.

[4] Circle Reserve Fund Exception: Information on portfolio holdings and certain portfolio characteristics of the Circle Reserve Fund may be made available to the shareholders of the Fund, upon request, on a more frequent basis as may be deemed appropriate by BlackRock from time-to-time.

[5] Portfolio Holdings information is required to be disclosed daily on an ETF’s website under Rule 6c-11 under the 1940 Act. Specifically, on each Business Day, prior to the opening of regular trading on the ETF’s primary listing exchange, an ETF is required to disclose on its website Portfolio Holdings information as set forth in the ETF Rule Policy that will form the basis of the ETF’s next net asset value per share calculation.

Guidelines for Confidential and Non-Material Information. Confidential Information may be disclosed to the Fund’s Board of Trustees and its counsel, outside counsel for the Fund, the Fund’s auditors and to certain third-party service providers (e.g., Fund administrator, Fund custodian, proxy voting service), securities lending borrowers, and broker-dealers that are fund counterparties. Non-disclosure or confidentiality agreements will be in place with such service providers, borrowers, and broker-dealers. With respect to Confidential Information, the Fund’s CCO or his or her designee may authorize the following, subject in the case of (ii) and (iii) to a confidentiality or non-disclosure arrangement:

(i) the preparation and posting of the Fund’s Portfolio Holdings and/or Portfolio Characteristics to its website on a more frequent basis than authorized above;

(ii) the disclosure of the Fund’s Portfolio Holdings to third-party service providers not noted above; and

(iii) the disclosure of the Fund’s Portfolio Holdings and/or Portfolio Characteristics to other parties for legitimate business purposes.

Fact Sheets and Reports

•

Fund Fact Sheets are available to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.

Other Information. The Policy shall also apply to other Confidential Information of a Fund such as performance attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).

Data on NAVs, asset levels (by total Fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants, and third-party data providers upon request, as soon as such data is available.

Contact Information. For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors should call the number set out on the back cover of the Funds’ prospectuses.

Compensation. Neither a Fund, a service provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form in connection with the disclosure of information about such Fund’s Portfolio Holdings or Portfolio Characteristics.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund Portfolio Holdings to the following persons or entities:

1.	Trust’s Board of Trustees and, if necessary, independent Trustees’ counsel and Fund counsel.

2.	Funds’ transfer agent.

3.	Funds’ Custodian.

4.	Funds’ Administrator, if applicable.

5.	Funds’ independent registered public accounting firm.

6.	Funds’ accounting services provider.

7.	Independent rating agencies — Lipper Inc., Moody’s, Fitch.

8.	Information aggregators — S&P Global, Bloomberg, eVestments Alliance and Informa/PSN Investment Solutions.

9.

Pricing Vendors — Refinitiv Limited, Refinitiv US LLC, ICE Data Services, Bloomberg, IHS Markit, JP Morgan Pricing-Direct, Valuation Research Corporation, Murray, Devine & Co., Inc. and WM Company PLC.

10.	Valuation Providers — Houlihan Lokey, Lincoln Financial, Chatham and Kroll.

11.

Third-party feeder funds — Stock Index Fund, a series of Homestead Funds, Inc. and Transamerica Stock Index, a series of Transamerica Funds and their respective boards, sponsors, administrators and other service providers.

12.

Affiliated feeder funds — iShares S&P 500 Index Fund, iShares U.S. Aggregate Bond Index Fund, Treasury Money Market Fund (Cayman) and their respective boards, sponsors, administrators and other service providers.

13.

Other — Investment Company Institute, Goldman Sachs Asset Management, L.P., Mizuho Asset Management Co., Ltd., Nationwide Fund Advisors, State Street Bank and Trust Company, Donnelley Financial Solutions, Inc. and Silicon Valley Bank.

With respect to each such arrangement, the Trust has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Trust, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Trust and BlackRock monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Trust’s and BlackRock’s Codes of Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — BlackRock’s compliance personnel under the supervision of the Trust’s CCO, monitor BlackRock’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, BlackRock maintains an internal restricted list to prevent trading by the personnel of BlackRock or its affiliates in securities — including securities held by a Fund — about which BlackRock has Confidential Information. There can be no assurance, however, that the Trust’s policies and procedures with respect to the selective disclosure of Portfolio Holdings will prevent the misuse of such information by individuals or firms that receive such information.

INVESTMENT LIMITATIONS

The following is a complete list of investment limitations and policies applicable to each of the Funds or, as indicated below, to specific Funds, that may not be changed without the affirmative votes of the holders of a majority of each Fund’s outstanding shares (as defined below under “Miscellaneous — Shareholder Vote”):

1.	A Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

2.

A Fund may not act as an underwriter of securities. A Fund will not be an underwriter for purposes of this limitation if it purchases securities in transactions in which the Fund would not be deemed to be an underwriter for purposes of the 1933 Act.

3.

A Fund may not make loans. The purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements are not treated as the making of loans for purposes of this limitation.

4.

A Fund may not purchase or sell real estate. The purchase of securities secured by real estate or interests therein are not considered to be a purchase of real estate for the purposes of the limitation.

5.	A Fund may not purchase or sell commodities or commodities contracts.

6.

A Fund may, notwithstanding any other fundamental investment limitations, invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

7.

TempCash and MuniCash: The Funds may not purchase the securities of any issuer if as a result more than 5% of the value of such Fund’s assets would be invested in the securities of such issuer except that up to 25% of the value of such Fund’s assets may be invested without regard to this 5% limitation.

8.

TempCash: TempCash may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills and other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

9.

MuniCash: (a) Under normal circumstances, the Fund may not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of Municipal Obligations, the income from which, in the opinion of issuers’ bond counsel or, in the case of derivative securities, sponsor’s counsel, is exempt from regular federal income tax. In the alternative, at least 80% of the income distributed by the Fund will be exempt, in the opinion of issuers’ bond counsel or, in the case of derivative securities, sponsor’s counsel, from regular federal income tax.

(b) The Fund may not purchase any securities which would cause 25% or more of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or tax-exempt obligations issued or guaranteed by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions.

10.	FedFund and T-Fund: The Funds may not purchase any securities which would cause 25% or more of the value of such Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

11.

BlackRock Liquid Federal Trust Fund and Treasury Trust Fund: The Funds may not purchase any securities which would cause 25% or more of the value of such Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities.

Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, each Fund may not:

1.

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

* * *

For purposes of industry concentration policies applicable to MuniCash, governments or political subdivisions of governments, or their agencies or instrumentalities that issue tax-exempt securities, are not considered to be members of any industry.

With respect to each Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

General

Information on how to purchase and redeem each Fund’s shares is included in the applicable prospectuses. The issuance of shares is recorded on a Fund’s books. Share certificates are not issued for any shares.

If a share class permits telephone purchases and redemptions, the Funds, their administrator and/or the distributor will employ reasonable procedures to confirm that instructions for purchases or redemptions communicated by telephone are genuine. The Funds and their service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Each Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Shares of the Funds are only registered for sale in the United States and certain of its territories. Consequently, the Funds generally do not accept investments from non-U.S. residents.

The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Trust believes that the purchase of shares of the Funds by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in the Funds’ prospectuses and this SAI, the Funds will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day (two business days with respect to Premier Shares for those Premier Shares electing settlement two days after an order has been placed) following the redemption request. A Fund may postpone and/or suspend redemption and payment beyond one business day (two business days with respect to Premier Shares electing settlement two days after an order has been placed) only as follows:

a.	For any period during which there is a non-routine closure of the Federal Reserve wire system or applicable Federal Reserve Banks;

b.	For any period (1) during which the New York Stock Exchange (“NYSE”) is closed other than customary week-end and holiday closings or (2) during which trading on the NYSE is restricted;

c.

For any period during which an emergency exists as a result of which (1) disposal of securities owned by the Fund is not reasonably practicable or (2) it is not reasonably practicable for the Fund to fairly determine the NAV of shares of the Fund;

d.	For any period during which the SEC has, by rule or regulation, deemed that (1) trading shall be restricted or (2) an emergency exists;

e.	For any period that the SEC may by order permit for your protection; or

f.

For any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws (as discussed below).

At the Funds’ discretion and at the request of a shareholder, the Funds may pay redemption proceeds that are under $100,000 by check to the shareholder. The Funds will normally mail redemption proceeds by check within three days following receipt of a properly completed request, but in any event within seven days. Proceeds sent by check will be sent to the address on record.

If the Board, including a majority of the non-interested Trustees, determines either that (1) a Fund has invested, at the end of a business day, less than 10% of its total assets in weekly liquid assets, or (2) in the case of a Government Fund, such Government Fund’s calculated NAV per share has deviated from $1.00 or such deviation is likely to occur; then the Board, subject to certain conditions, may in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payment of redemption proceeds in order to facilitate the permanent liquidation of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

In addition, if, in the opinion of the Trustees of the Trust, ownership of shares has or may become concentrated to an extent which would cause a Fund to be deemed a personal holding company, a Fund may compel the redemption of, reject any order for or refuse to give effect on the books of a Fund to the transfer of a Fund’s shares in an effort to prevent that consequence. A Fund may also redeem shares involuntarily if such redemption appears appropriate in light of a Fund’s responsibilities under the 1940 Act or otherwise. If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other property. Although Fund shares normally will be redeemed for cash upon receipt of a request in proper form, the Trust retains the right to redeem some or all of the Fund’s shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities and other assets selected from the Fund’s portfolio holdings at its discretion. In-kind payment means payment will be made in portfolio securities and other assets rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities and other assets to cash. In an in-kind redemption, a pro rata portion of a Fund’s portfolio holdings will generally be distributed to the redeeming shareholder. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. The redemption price is the NAV per share next determined after the initial receipt of proper notice of redemption. In certain instances, a Fund may redeem shares pro rata from each shareholder of record without payment of monetary consideration.

Under Rule 2a-7, the Board, or its delegate, must impose a mandatory liquidity fee upon the sale of your Institutional Fund shares if the Institutional Fund’s total net redemptions on any business day exceed 5% of the Institutional Fund’s net assets, unless the liquidity costs are de minimis. Additionally, the Board, or its delegate, is permitted to impose a discretionary liquidity fee on redemptions from each Institutional Fund (up to 2%) if such fee is determined to be in the best interests of an Institutional Fund. Please see the Funds’ prospectuses for additional information about mandatory and discretionary liquidity fees.

Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a “Master Account”). Institutions investing in more than one of the portfolios, or classes of shares, must maintain a separate Master Account for each Fund’s class of shares. Institutions may also arrange with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) for certain sub-accounting services (such as purchase, redemption, and dividend record keeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

A Fund may authorize one or more Service Organizations to accept purchase and redemption orders on its behalf. Such Service Organizations may be authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. If you purchase or redeem shares through a Service Organization or its designee, that entity may have its own earlier deadlines for the receipt of the purchase or redemption order than those stated in the Funds’ prospectuses. A Fund will be deemed to have received a purchase or redemption order when a Service Organization or, if applicable, that Service Organization’s authorized designee, accepts the order. These orders will be priced at the Fund’s NAV per share next calculated after they are so accepted.

Dividend Accruals — Share Classes other than Premier Shares. Fund shares normally begin accruing dividends on the business day on which the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. However, if you buy shares through a Service Organization that has contracted with a Fund to trade through certain electronic platforms where same day cash settlement is impracticable, you will begin accruing dividends on the business day following the day the purchase order for the shares is effected and continue to accrue dividends through (and including) the business day on which such shares are redeemed.

Dividend Accruals — Premier Shares. If your Financial Intermediary elects to settle trades on the next business day after an order is placed through the NSCC Fund/SERV trading platform, Fund shares normally begin accruing dividends on the second business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the business day following the day such shares are redeemed.

If your Financial Intermediary elects to settle trades on the second business day after an order is placed through the NSCC Fund/SERV trading platform, Fund shares normally begin accruing dividends on the third business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the second business day following the day such shares are redeemed.

The Funds have not entered into any arrangements with any person permitting frequent purchases and redemptions of Fund shares.

Shares of the Funds are only made available to institutional investors purchasing on their own behalf or on behalf of their customers except that Trustees of the Trust are eligible to purchase Institutional Shares of the Funds without regard to any minimum investment amount that would otherwise apply.

Conversion of Mischler Financial Group Shares to Institutional Shares. Mischler Financial Group Shares are only available for purchase by clients of Mischler Financial Group, Inc. and its affiliates. If you are no longer a client of Mischler Financial Group, Inc., you are not eligible to hold Mischler Financial Group Shares and any Mischler Financial Group Shares you hold will be converted to Institutional Shares of the same Fund (the “Mischler Conversion”).

The Mischler Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Mischler Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Mischler Financial Group Shares will also convert to Institutional Shares.

Conversion of Penserra Shares to Institutional Shares. Penserra Shares are only available for purchase by clients of Penserra Securities LLC and its affiliates. If you are no longer a client of Penserra Securities LLC, you are not eligible to hold Penserra Shares and any Penserra Shares you hold will be converted to Institutional Shares of the same Fund (the “Penserra Conversion”).

The Penserra Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Penserra Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Penserra Shares will also convert to Institutional Shares.

Conversion of Great Pacific Shares to Institutional Shares. Great Pacific Shares are only available for purchase by clients of Great Pacific Securities and its affiliates. If you are no longer a client of Great Pacific Securities, you are not eligible to hold Great Pacific Shares and any Great Pacific Shares you hold will be converted to Institutional Shares of the same Fund (the “Great Pacific Conversion”).

The Great Pacific Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Great Pacific Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Great Pacific Shares will also convert to Institutional Shares.

Conversion of Stern Brothers Shares to Institutional Shares. Stern Brothers Shares are only available for purchase by clients of Stern Brothers & Co. and its affiliates. If you are no longer a client of Stern Brothers & Co., you are not eligible to hold Stern Brothers Shares and any Stern Brothers Shares you hold will be converted to Institutional Shares of the same Fund (the “Stern Brothers Conversion”).

The Stern Brothers Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Stern Brothers Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Stern Brothers Shares will also convert to Institutional Shares.

Conversion of WestCap Shares to Institutional Shares. WestCap Shares are only available for purchase by portfolio companies of WestCap Management, LLC or an affiliate thereof. If you are no longer a portfolio company of WestCap Management, LLC or an affiliate thereof, you are not eligible to hold WestCap Shares and any WestCap Shares you hold will be converted to Institutional Shares of the same Fund (the “WestCap Conversion”).

The WestCap Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The WestCap Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on WestCap Shares will also convert to Institutional Shares.

Conversion of Tigress Shares to Institutional Shares. Tigress Shares are only available for purchase by clients of Tigress Financial Partners LLC and its affiliates. If you are no longer a client of Tigress Financial Partners LLC, you are not eligible to hold Tigress Shares and any Tigress Shares you hold will be converted to Institutional Shares of the same Fund (the “Tigress Conversion”).

The Tigress Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Tigress Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Tigress Shares will also convert to Institutional Shares.

Net Asset Value

NAV per share of each share in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to a Fund, subtracting the Fund’s liabilities, and dividing the result by the number of outstanding shares in the Fund. “Assets belonging to” a Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets not belonging to a particular portfolio. Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust allocated on a daily basis in proportion to the relative net assets of each series of the Trust. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board as to the allocation of any assets or liabilities with respect to a Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund, and payments to Service Organizations are borne solely by the Administration Shares, Capital Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares, Private Client Shares and Select Shares, as applicable.

Government Funds

In computing the NAV of its shares for purposes of sales and redemptions, each Government Fund uses the amortized cost method of valuation pursuant to Rule 2a-7. Under this method, a Government Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate accretion of any discount or amortization of any premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining NAV normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of a Government Fund’s securities which are higher or lower than the market value of such securities.

The Board has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize each Government Fund’s NAV per share for purposes of sales and redemptions at $1.00. Such procedures include the determination at least daily, and at such other intervals as the Board deems appropriate, of the extent, if any, to which a Government Fund’s NAV per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from a Government Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten a Government Fund’s average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a NAV per share determined by using available market quotations.

Institutional Funds

In computing the NAV of its shares for purposes of sales and redemptions, each Institutional Fund values its portfolio securities as described below and will quote its NAV per share to the fourth decimal place (e.g., $1.0000), which NAV per share is expected to fluctuate from time to time.

Valuation of assets held by each Institutional Fund is performed as follows:

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. The Fund values fixed-income portfolio securities using the last available bid prices provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with BlackRock’s policies and procedures (the “Valuation Procedures”). The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless such method does not represent fair value. Certain fixed-income investments, including asset-backed and mortgage related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the issuer, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Other Investment Companies. Shares of underlying open-end funds (including money market funds) are valued at NAV. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds (“ETFs”) will be valued at their most recent closing price.

General Valuation Information. In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the assets being valued at a price different from the price that would have been determined had the matrix or formula method not been used. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value each Institutional Fund’s securities and other assets and liabilities are based on information available at the time the

Institutional Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Institutional Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by BlackRock, the Fund’s valuation designee, as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by an Institutional Fund (including restricted securities) are valued at fair value as determined in good faith by BlackRock pursuant to the Valuation Procedures.

Certain of the securities acquired by the Institutional Funds may be traded on foreign exchanges or OTC markets on days on which an Institutional Fund’s NAV is not calculated. In such cases, the NAV of an Institutional Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. Pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated BlackRock as the valuation designee for the respective funds for which it serves as investment adviser. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, is likely to cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.

BlackRock’s Rule 2a-5 Committee is responsible for reviewing and approving methodologies by investment type and significant inputs used in the fair valuation of Fund assets or liabilities. In addition, the Institutional Funds’ accounting agent assists BlackRock by periodically endeavoring to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers. BlackRock regularly evaluates the values assigned to the securities and other assets and liabilities of the Institutional Funds.

When determining the price for a Fair Value Asset, BlackRock will seek to determine the price that an Institutional Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction on the date on which the asset or liability is being valued, and does not seek to determine the price an Institutional Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining an Institutional Fund’s NAV. As a result, an Institutional Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Institutional Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect an Institutional Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Institutional Fund’s inability to obtain a third-party determination of fair market value.

MANAGEMENT OF THE FUNDS

Information on Trustees and Officers

The Board consists of thirteen individuals (each, a “Trustee”), eleven of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”). The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Trust is included in the BlackRock Fund Complex referred to as the BlackRock Multi-Asset Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the BlackRock Multi-Asset Complex.

The Board has overall responsibility for the oversight of the Trust and each Fund. The Chair of the Board is an Independent Trustee, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee. The role of the Chair of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to each Fund. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged the Manager to manage each Fund on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust’s charter, and each Fund’s investment objective and strategies. The Board reviews, on an ongoing basis, each Fund’s performance, operations and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of each Fund.

Day-to-day risk management with respect to each Fund is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager.

Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for each Fund, sub-advisers and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by each Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Trust’s compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee. The members of the Audit Committee (the “Audit Committee”) are Henry R. Keizer (Chair), Neil A. Cotty, Lori Richards, Kenneth L. Urish and Claire A. Walton, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of each Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each independent audit of each Fund’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of each Fund and the internal controls of each Fund and certain service providers; (5) oversee the performance of each Fund’s Independent Registered Public Accounting Firm; (6) review and discuss with management and each Fund’s Independent Registered Public Accounting Firm the performance and findings of each Fund’s internal auditors; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to each Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended October 31, 2024, the Audit Committee met six times.

Governance and Nominating Committee. The members of the Governance and Nominating Committee (the “Governance Committee”) are Cynthia A. Montgomery (Chair), Christopher J. Ailman, Susan J. Carter, Collette Chilton and Henry R. Keizer, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Trustees; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for Trustees made by each Fund’s shareholders as it deems appropriate. Under the Trust’s Amended and Restated Bylaws (“Bylaws”), shareholders must follow certain procedures to nominate a person for election as a Trustee at a shareholder meeting at which Trustees are to be elected. Under these advance notice procedures, notice of the proposed nominee to the Secretary of the Trust must be delivered to or mailed and received at the principal executive offices of the Trust not later than the close of business on the fifth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. The Trust’s Bylaws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as certain other information, including a written consent of the proposed nominee to serve if elected. Reference is made to the Trust’s Bylaws for more details. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended October 31, 2024, the Governance Committee met five times.

Compliance Committee. The members of the Compliance Committee (the “Compliance Committee”) are Claire A. Walton (Chair), Cynthia A. Montgomery, Donald C. Opatrny, Lori Richards and Kenneth L. Urish, all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock and any sub-adviser and the Trust’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the Trust’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Trust’s Chief Compliance Officer (the “CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended October 31, 2024, the Compliance Committee met four times.

Performance Oversight Committee. The members of the Performance Oversight Committee (the “Performance Oversight Committee”) are Donald C. Opatrny (Chair), Christopher J. Ailman, Susan J. Carter, Collette Chilton and Neil A. Cotty, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on, and make recommendations to the full Board in respect of, each Fund’s investment objective, policies and practices; (2) review information on each Fund’s investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of each Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the shareholders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended October 31, 2024, the Performance Oversight Committee met four times.

Ad Hoc Topics Committee. The members of the Ad Hoc Topics Committee (the “Ad Hoc Topics Committee”) are Mark Stalnecker (Chair) and Claire A. Walton, both of whom are Independent Trustees, and John M. Perlowski, who serves as an interested Trustee. The principal responsibilities of the Ad Hoc Topics Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Ad Hoc Topics Committee by the Board. The Board has adopted a written charter for the Ad Hoc Topics Committee. During the fiscal year ended October 31, 2024, the Ad Hoc Topics Committee did not meet.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Fund’s investment adviser, sub-advisers, other service providers, counsel and the Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Trustees.

Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve on the Board.

Trustees	Experience, Qualifications and Skills

Independent Trustees

Christopher J. Ailman	Christopher Ailman has more than 30 years of experience in the financial services industry, including most recently serving as Chief Investment Officer of the California State Teachers Retirement System (CalSTRS) from 2000 to June 2024 where he led its investment program. Mr. Ailman currently is a principal at Ailman Advisers. In addition, he has held various roles in the industry, including as member and chair of the asset owner committee of the Kroner Center for Financial Research, chairman of the North American Chapter of the 300 Club of Global CIOs, and co-chair of the Milken Global Capital Markets Advisory Council. These positions have provided Mr. Ailman with considerable investment expertise across asset classes and strategies, and insight and perspective on the markets and the economy. In addition, Mr. Ailman serves as a member of the Governance Committee and the Performance Oversight Committee.

Susan J. Carter	Susan J. Carter has over 35 years of experience in investment management. She has served as President & Chief Executive Officer of Commonfund Capital, Inc. (“CCI”), a registered investment adviser focused on non-profit investors, from 1997 to 2013, Chief Executive Officer of CCI from 2013 to 2014 and Senior Advisor to CCI in 2015. Ms. Carter also served as director of the Pacific Pension Institute from 2014 to 2018, trustee to the Financial Accounting Foundation from 2017 to 2021, Advisory Board Member for the Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021, Advisory Board Member for Bridges Fund Management from 2016 to 2018, Advisory Board Member for Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022, and Practitioner Advisory Board Member for Private Capital Research Institute (“PCRI”) from 2017 to 2024. She currently serves as Member of the President’s Counsel for Commonfund. These positions have provided her with insight and perspective on the markets and the economy.

Collette Chilton	Collette Chilton has over 20 years of experience in investment management. She has held the position of Chief Investment Officer of Williams College from October 2006 to June 2023. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy.

Neil A. Cotty	Neil A. Cotty has more than 30 years of experience in the financial services industry, including 19 years at Bank of America Corporation and its affiliates, where he served, at different times, as the Chief Financial Officer of various businesses including Investment Banking, Global Markets, Wealth Management and Consumer and also served ten years as the Chief Accounting Officer for Bank of America Corporation. Mr. Cotty has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Henry R. Keizer	Henry R. Keizer brings over 40 years of executive, financial, operational, strategic and global expertise gained through his 35 year career at KPMG, a global professional services organization and by his service as a director to both publicly and privately held organizations. He has extensive experience with issues facing complex, global companies and expertise in financial reporting, accounting, auditing, risk management, and regulatory affairs for such companies. Mr. Keizer’s experience also includes service as an audit committee chair to both publicly and privately held organizations across numerous industries including professional services, property and casualty reinsurance, insurance, diversified financial services, banking, direct to consumer, business to business and technology. Mr. Keizer is a certified public accountant and also served on the board of the American Institute of Certified Public Accountants. Mr. Keizer has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Donald C. Opatrny	Donald C. Opatrny has more than 40 years of business, oversight and executive experience, including through his service as president, director and investment committee chair for academic and not-for-profit organizations, and his experience as a partner, managing director and advisory director at Goldman Sachs for 32 years. He also has investment management experience as a board member of Athena Capital Advisors LLC.

Trustees	Experience, Qualifications and Skills

Lori Richards	Lori Richards has more than 30 years of experience in the financial services industry, most notably as the first Director of the Office of Compliance Inspections and Examinations (“OCIE”) of the Securities and Exchange Commission (“SEC”) from 1995 to 2009. During 14 years as the Director of OCIE, she led the SEC’s nationwide examination oversight program for advisers, mutual funds, hedge funds, broker-dealers, stock exchanges, and other industry firms. Prior to that, from 1985 to 1995, she held various roles at the SEC, including Associate Director for Enforcement for the SEC’s Pacific Regional Office and executive assistant and senior advisor to then SEC Chairman Arthur Levitt. More recently, Ms. Richards served as Chief Compliance Officer of the Asset and Wealth Management global lines of business at JPMorgan Chase & Co. from 2013 to 2018 where she led its global compliance program, advised business leaders on compliance issues, oversaw risk assessment, monitoring, testing and training, and maintained relationships with regulators. In addition, Ms. Richards served as a member of the National Adjudicatory Council of the Financial Industry Regulatory Authority (FINRA) from 2019 to 2022 and held the chair and vice chair posts during her tenure. Prior thereto, from 2010 to 2013, she was a Principal at PricewaterhouseCoopers LLP (“PwC”) and co-leader of its Asset Management Regulatory group. At PwC, she assisted a broad range of financial services clients in designing and implementing risk management and compliance programs, and preparing for new regulatory expectations. These positions have provided her with insight and perspective on the markets and the economy, as well as asset management regulation and compliance. In addition, Ms. Richards serves as a member of the Audit Committee and the Compliance Committee.

Mark Stalnecker	Mark Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.

Kenneth L. Urish	Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Claire A. Walton	Claire A. Walton has over 25 years of experience in investment management. She has served as the Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015, an investment manager that specialized in long/short non-U.S. equity investments, and was an owner and General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023, a firm focusing on long/short equities in global emerging and frontier markets. These positions have provided her with insight and perspective on the markets and the economy.

Interested Trustees

Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Fixed-Income Complex.

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Fixed-Income Complex.

Biographical Information

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and other investment company directorships.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Trustees

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System from 2002 to 2024; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 168 Portfolios	None

Christopher J. Ailman 1958	Trustee (Since 2024)	Principal, Ailman Advisers, since 2024; Chief Investment Officer, California State Teachers Retirement System (CalSTRS) from 2000 to 2024.	28 RICs consisting of 168 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, CCI (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, PCRI from 2017 to 2024; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation from 2020 to 2024; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 168 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Trustee, UC Berkeley Foundation Board since 2024; Committee member, Oxford University Endowment Management since 2024; Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 168 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 168 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 168 Portfolios	GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging); Hertz Global Holdings (car rental) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 168 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 168 Portfolios	None

Lori Richards 1960	Trustee (Since 2024)	Trustee, SEC Historical Society since 2018; Trustee, Garrett College Foundation since 2019; Director, PharmaCann, Inc. from 2021 to 2024; Director, Wahed Invest from 2022 to 2024.	28 RICs consisting of 168 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 168 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Trustee (Since 2016)	Director/Treasurer, Reading Community Trust since 2024; Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 168 Portfolios	None

Interested Trustees[4]

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	94 RICs consisting of 269 Portfolios	None

John M. Perlowski[5] 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	96 RICs consisting of 271 Portfolios	None

[1]	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
[2]	Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.
[3]	Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.
[4]	Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.
[5]	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Certain biographical and other information relating to the officers of the Trust who are not Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Officers Who Are Not Trustees

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2002; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Global Markets Group since 2022; Member of BlackRock’s Global Operating Committee since 2016 and Human Capital Committee since 2023.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018.

[1]	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
[2]	Officers of the Trust serve at the pleasure of the Board.

Share Ownership

Information relating to each Trustee’s share ownership in the Funds and in all BlackRock-advised Funds that are currently overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2024 is set forth in the chart below. Amounts shown may include shares as to which a Trustee has indirect beneficial ownership, such as through participation in certain family accounts, 529 college savings plan interests, or similar arrangements where the Trustee has beneficial economic interest but not a direct ownership interest.

Name	Dollar Range of Equity Securities in FedFund	Dollar Range of Equity Securities in Treasury Trust Fund	Dollar Range of Equity Securities in TempCash, BlackRock Liquid Federal Trust Fund T-Fund and MuniCash	Aggregate Dollar Range of Equity Securities in Supervised Funds

Independent Trustees

Christopher J. Ailman	None	None	None	None

Susan J. Carter	None	None	None	Over $100,000

Collette Chilton	None	None	None	Over $100,000

Neil A. Cotty	None	None	None	Over $100,000

Henry R. Keizer	None	None	None	Over $100,000

Cynthia A. Montgomery	None	None	None	Over $100,000

Donald C. Opatrny	None	None	None	Over $100,000

Lori Richards	None	None	None	None

Mark Stalnecker	None	None	None	Over $100,000

Kenneth L. Urish	None	None	None	Over $100,000

Claire A. Walton	None	None	None	Over $100,000

Interested Trustees

Robert Fairbairn	Over $100,000	Over $100,000	None	Over $100,000

John M. Perlowski	$50,001 - $100,000	None	None	Over $100,000

As of June 5, 2025, the Trustees and officers of the Trust as a group directly or indirectly beneficially owned an aggregate of less than 1% of any class of the outstanding shares of each Fund. As of December 31, 2024, none of the Independent Trustees of the Trust or their immediate family members owned beneficially or of record any securities of each Fund’s investment adviser, sub-adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.

Compensation of Trustees

Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $345,000 per year for his or her services as a board member of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, including the Trust, and a $20,000 board meeting fee to be paid for each in-person board meeting attended (and may receive a board meeting fee for telephonic attendance at board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Oversight Committee are paid as compensation an additional annual retainer of $45,000, respectively. The Chair of the Board is paid an additional annual retainer of $150,000.

The following tables set forth the compensation the Trust paid to the Trustees on behalf of the Funds for the fiscal year ended October 31, 2024 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2024.

Name	Compensation from TempCash	Compensation from BlackRock Liquid Federal Trust Fund	Compensation from FedFund	Compensation from T-Fund	Compensation from Treasury Trust Fund

Independent Trustees

Christopher J. Ailman[2]	$1,486	$516	$2,130	$2,123	$2,123

Susan J. Carter	$9,840	$4,124	$21,569	$21,569	$21,569

Collette Chilton	$9,840	$4,124	$21,569	$21,569	$21,569

Neil A. Cotty	$9,840	$4,124	$21,569	$21,569	$21,569

Lena G. Goldberg[3]	$11,081	$4,594	$24,396	$24,396	$24,395

Henry R. Keizer[4]	$11,081	$4,594	$24,396	$24,396	$24,395

Cynthia A. Montgomery[5]	$11,081	$4,594	$24,396	$24,396	$24,395

Donald C. Opatrny[6]	$11,081	$4,594	$24,396	$24,396	$24,395

Lori Richards[7]	$4,582	$1,580	$8,112	$8,112	$8,112

Mark Stalnecker[8]	$13,978	$5,692	$30,991	$30,991	$30,991

Kenneth L. Urish	$9,840	$4,124	$21,569	$21,569	$21,569

Claire A. Walton[9]	$9,840	$4,124	$21,569	$21,569	$21,569

Interested Trustees

Robert Fairbairn	None	None	None	None	None

John M. Perlowski	None	None	None	None	None

Name	Compensation from MuniCash	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Funds and Other BlackRock- Advised Funds[1]

Independent Trustees

Christopher J. Ailman[2]	$342	None	$151,060

Susan J. Carter	$2,506	None	$435,000

Collette Chilton	$2,506	None	$435,000

Neil A. Cotty	$2,506	None	$435,000

Lena G. Goldberg[3]	$2,758	None	$480,000

Henry R. Keizer[4]	$2,758	None	$480,000

Cynthia A. Montgomery[5]	$2,758	None	$480,000

Donald C. Opatrny[6]	$2,758	None	$480,000

Lori Richards[7]	$966	None	$235,110

Mark Stalnecker[8]	$3,347	None	$585,000

Kenneth L. Urish	$2,506	None	$435,000

Claire A. Walton[9]	$2,506	None	$435,000

Interested Trustees

Robert Fairbairn	None	None	None

John M. Perlowski	None	None	None

[1]	For the number of BlackRock-advised Funds from which each Trustee receives compensation, see “Biographical Information” beginning on page I-38.
[2]	Mr. Ailman was appointed to serve as Trustee of the Trust effective September 1, 2024.
[3]	Ms. Goldberg retired as Trustee of the Trust and Chair of the Compliance Committee effective December 31, 2024.
[4]	Chair of the Audit Committee.
[5]	Chair of the Governance Committee.
[6]	Chair of the Performance Oversight Committee.
[7]	Ms. Richards was appointed to serve as Trustee of the Trust effective June 1, 2024.
[8]	Chair of the Board and Chair of the Ad Hoc Topics Committee.
[9]	Chair of the Compliance Committee.

Management Services

BlackRock provides both investment advisory and administration services to the Trust under a management agreement (the “Management Agreement”). The advisory services provided by BlackRock under the Management Agreement are described under the “Investment Strategies, Risks and Policies — Portfolio Transactions” section above and in the Funds’ prospectuses.

The administrative services provided by BlackRock under the Management Agreement are as follows: (i) assist generally in supervising the Funds’ operations, including providing for (a) the preparation, supervision and mailing of purchase and redemption order confirmations to shareholders of record, (b) the operation of an automated data processing system to process purchase and redemption orders, (c) maintenance of a back-up procedure to reconstruct lost purchase and redemption data, (d) distribution of information concerning the Funds to their shareholders of record, (e) handling shareholder problems, (f) the services of employees to preserve and strengthen shareholder relations, and (g) the monitoring of arrangements pertaining to the Funds’ agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds’ prospectuses; (iv) accumulate information for and coordinate the preparation of reports to the Funds’ shareholders and the SEC; (v) maintain the registration of the Funds’ shares for sale under state securities laws; (vi) provide for Fund accounting services; and (vii) assist in the monitoring of regulatory and legislative developments which may affect the Trust, participate in counseling and assist the Trust in relation to routine regulatory examinations and investigations, and work with the Trust’s counsel in connection with regulatory matters and litigation. The Management Agreement authorizes BlackRock to engage sub-contractors to provide any or all of the services provided for under the Management Agreement. As discussed under “Accounting Services” below, BlackRock has engaged JPMorgan Chase Bank, N.A. (“JPM”), pursuant to a separate agreement, to provide accounting services and certain other administrative services to the Funds.

BlackRock has agreed to cap each Fund’s combined management fees plus miscellaneous/other expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any), at the levels shown below and in a Fund’s fees and expenses table in each Fund’s “Fund Overview” section of the prospectuses. To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses for each Fund if these expenses exceed a certain limit as indicated in the table below.

Contractual Caps[1] on Combined Management Fees and Miscellaneous/Other Expenses[2] (excluding certain Fund expenses)

TempCash	0.18%

BlackRock Liquid Federal Trust Fund	0.17%

FedFund	0.17%

T-Fund	0.17%

Treasury Trust Fund	0.17%

MuniCash	0.20%

[1]	The contractual caps for the Funds are in effect through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets.

Pursuant to the Management Agreement, BlackRock may from time to time employ such person or persons as BlackRock believes to be capable of assisting in the performance of its obligations under the Management Agreement (each a “Sub-Contractor”) and to terminate the services of any such person; provided, however, that the compensation of such person or persons will be paid by BlackRock and that BlackRock will be as fully responsible to the Trust for the acts and omissions of any such person as it is for its own acts and omissions; and provided further, that the retention of any Sub-Contractor will be approved by the Trustees and shareholders to the extent required by the 1940 Act.

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, with respect to TempCash, pursuant to which BlackRock pays the Sub-Adviser for providing services to BlackRock with respect to that portion of each Fund for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

Set forth below are the management fees paid by each Fund to the Manager (which include amounts paid by the Manager to the Sub-Adviser, as applicable) and the management fees waived and/or reimbursed by the Manager, for the periods indicated.

	Fiscal Year Ended October 31, 2024			Fiscal Year Ended October 31, 2023			Fiscal Year Ended October 31, 2022
Fund	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager

TempCash	$33,599,864	$5,138,389	$263	$25,879,915	$5,409,993	$0	$13,918,030	$5,072,635	$0

BlackRock Liquid Federal Trust Fund	$11,873,475	$2,715,678	$8	$10,420,869	$2,872,680	$0	$12,887,601	$5,655,378	$0

FedFund	$278,849,593	$22,324,066	$69	$253,669,958	$21,420,118	$0	$308,424,021	$97,704,689	$0

T-Fund	$187,393,903	$14,743,478	$0	$173,570,100	$14,543,643	$0	$211,713,011	$59,865,159	$0

Treasury Trust Fund	$210,788,346	$17,352,358	$0	$184,889,634	$16,124,383	$0	$202,697,854	$60,148,782	$0

MuniCash	$9,698,048	$3,288,686	$0	$9,816,138	$3,477,116	$0	$11,354,919	$5,291,816	$0

BlackRock Contributions to Educational Initiatives

BlackRock or its affiliates will use at least 5% of BlackRock’s net revenue from its management fee from BlackRock Liquid Federal Trust Fund to further educational initiatives. BlackRock will make a contribution to an educational initiative at least annually, with BlackRock maintaining the option to increase, decrease or terminate this contribution in its sole discretion at any time.

BlackRock made an initial contribution of $175,000 to the Thurgood Marshall College Fund in 2021 as part of the changes made to the BlackRock Liquid Federal Trust Fund that year. Based on BlackRock’s revenue from its management fee from BlackRock Liquid Federal Trust Fund for the fiscal years ending October 31, 2022, October 31, 2023 and October 31, 2024, BlackRock made a contribution of $365,000, $380,000 and $460,000, respectively to the Thurgood Marshall College Fund.

Potential Conflicts of Interest

Certain activities of BlackRock, Inc., BlackRock Advisors, LLC and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Funds and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by a Fund.

BlackRock may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives identical or similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. Such other funds or accounts may offer exposure to strategies that are identical or substantially similar to those of a Fund but with different fees and expenses, governance and structures, and/or services provided by BlackRock. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests.

Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

In addition, the portfolio holdings of certain BlackRock-advised investment vehicles managed in an identical or substantially similar manner as certain Funds are made publicly available on a more timely basis than the applicable Fund. In some cases, such portfolio holdings are made publicly available on a daily basis. While not expected, it is possible that a recipient of portfolio holdings information for such an investment vehicle could cause harm to a Fund that is managed in an identical or substantially similar manner, including by trading ahead of or against such Fund based on the information received.

When BlackRock seeks to purchase or sell the same assets for client accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.

BlackRock, on behalf of other client accounts, on the one hand, and a Fund, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which a Fund has invested, and such actions (or refraining from action) may have a material adverse effect on the Fund. In situations in which clients of BlackRock (including the Funds) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to a Fund, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.

In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) that it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The net asset value and liquidity of a Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.

In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock, or, to the extent permitted by the Commission and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock.

BlackRock may also create, write or issue derivatives for clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. Additionally, an affiliate of BlackRock will create, write or issue options, which may be based on the performance of certain Funds. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock.

A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund. At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Funds. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Funds.

A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a

Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock in evaluating the Fund’s creditworthiness.

BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to, among other things, increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.

As part of its securities lending program, BlackRock indemnifies the Funds and certain other clients and/or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock may decline to make a securities loan on behalf of a Fund, discontinue lending on behalf of a Fund or terminate a securities loan on behalf of a Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact Funds by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall. In addition, some borrowers may prefer certain BlackRock lenders that provide additional protections against lender default that are favored by their prudential regulation.

BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock, unless prohibited by applicable law, may cause a Fund or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. Under the European Union Markets in Financial Instruments Directive (Directive 2014/65/EU) and Markets in Financial Instruments Regulation (Regulation (EU) No 600/2014) (together “MiFID II”), European Union’s (the “EU”) investment managers, including BIL which acts as a sub-adviser to certain Funds, pay for research from brokers and dealers directly out of their own resources, rather than through client commissions.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter (“OTC”) transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to redeem at any time some or all of the shares of a Fund acquired for its own accounts. A large redemption of shares of a Fund by BlackRock could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock seeks to consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.

It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit a Fund’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.

BlackRock and its personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Additional Purchase and Redemption Information — Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by BlackRock. BlackRock has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BlackRock’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BlackRock pricing committees and in accordance with the Valuation Procedures. When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with another Fund or accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

BlackRock has adopted and implemented policies and procedures that are designed to address potential conflicts that arise in connection with the advisory services BlackRock provides to Funds and other clients. Certain BlackRock advisory personnel may take views, and make decisions or recommendations, that are different than or opposite those of other BlackRock advisory personnel. Certain portfolio management teams within BlackRock may make decisions or take (or refrain from taking) actions with respect to clients they advise in a manner different than or adverse to the decisions made or the actions taken (or not taken) by the Funds’ portfolio management teams. The various portfolio management teams may not share information with each other, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

BlackRock has established certain information barriers and other policies to address the sharing of information between different businesses within BlackRock, including, effective on or about January 21, 2025, with respect to personnel responsible with managing portfolios and voting proxies with respect to certain index equity portfolios versus those responsible for managing portfolios and voting proxies with respect to all other portfolios. As a result of information barriers, certain units of BlackRock generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other units of BlackRock, and generally will not manage the Funds with the benefit of information possessed by such other units. Therefore, BlackRock may not be able to review potential investments for the Funds with the benefit of information held by certain areas of BlackRock.

BlackRock may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, BlackRock personnel, businesses, and business units that were moved will no longer have access to the information and personnel from the side of the information barrier from which they were moved. Information obtained in connection with such changes to information barriers may limit or restrict the ability of BlackRock to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that BlackRock may otherwise have purchased or sold for a client in the absence of a change to an information barrier). Information barriers may not have their intended impact due to, for example, changes in applicable law or inadvertent crossings of the barriers, and actions by personnel on one side of a barrier may impact the potential actions of personnel on the other side of a barrier.

Although the information barriers are intended to allow for independent portfolio management decision-making and proxy voting among certain BlackRock businesses, the investment activities of BlackRock for BlackRock clients, as well as BlackRock’s proprietary accounts, may nonetheless limit the investment strategies and rights of other clients (including the Fund). As BlackRock’s assets under management increases, BlackRock clients may face greater negative impacts due to ownership restrictions and limitations imposed by laws, regulations, rules, regulators, or issuers. For example, in certain circumstances where a BlackRock client invests in securities issued by companies that operate in certain industries (e.g., banking, insurance, and utilities) or in certain emerging or international markets, or are subject to regulatory or corporate ownership restrictions (e.g., with mechanisms such as poison pills in place to prevent takeovers), or where a BlackRock client invests in certain futures and derivatives, there may be limits on the aggregate amount invested by BlackRock for its clients and BlackRock’s proprietary accounts that may not be exceeded without the grant of a license or other regulatory or corporate approval, order, consent, relief, waiver or non-disapproval or, if exceeded, may cause BlackRock or its clients to be subject to enforcement actions, disgorgement of share ownership or profits, regulatory restrictions, complex compliance reporting, increased compliance costs or suffer disadvantages or business restrictions. In light of certain restrictions, BlackRock may also seek to make indirect investments (e.g., using derivatives) on behalf of its clients to receive exposure to certain securities in excess of the applicable ownership restrictions and limitations when legally permitted that will expose such clients to additional costs and additional risks, including any risks associated with investing in derivatives. There may be limited availability of derivatives that provide indirect exposure to an impacted security. BlackRock clients can be subject to more than one ownership limitation depending on each client’s holdings, and each ownership limitation can impact multiple securities held by the client. Certain clients or shareholders may have their own overlapping obligations to monitor their compliance with ownership limitations across their investments.

If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a BlackRock client or as a result of corporate actions by the issuer, the ability of BlackRock on behalf of clients to purchase or dispose of investments, or exercise rights (including voting) or undertake business transactions, may be restricted by law, regulation, rule, or organizational documents or otherwise impaired. For example, to meet the requirements of an ownership limitation or restriction, a client may be unable to purchase or directly hold a security the client would otherwise purchase or hold. The limitation or restriction may be based on the holdings of other BlackRock clients instead of the specific client being restricted. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation or restriction because the fund cannot acquire the amount of the impacted security included in its index. BlackRock on behalf of its clients may limit purchases, sell existing investments, utilize indirect investments, utilize information barriers, or otherwise restrict, forgo, or limit the exercise of rights (including transferring, outsourcing, or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds. These types of restrictions could negatively impact a client’s performance or ability to meet its investment objective.

When BlackRock or a BlackRock client is subject to an ownership limitation, BlackRock may in its discretion seek permission from the applicable issuers or regulators to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. The issuer and/or regulator may also require that BlackRock on behalf of itself and its clients take or refrain from taking certain actions in connection with the approval, order, consent, relief or non-disapproval, which BlackRock may accept if it believes the benefits outweigh the costs and may limit BlackRock from taking actions that it otherwise would take. In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients, taking into consideration benchmark weight and investment strategy. BlackRock may adopt certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may limit additional purchases in such securities. If client holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to reduce these positions to meet the applicable limitations and BlackRock or such client may be subject to regulatory actions. In these cases, the investments will be sold in a manner that BlackRock deems fair and equitable over time.

Ownership limitations are highly complex. It is possible that, despite BlackRock’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. In instances where BlackRock charges a unitary management fee, BlackRock may have a financial incentive to use a BlackRock index that is less costly to BlackRock than a third party index. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to a Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to a Fund. To the extent that BlackRock is responsible for paying service providers out of its fees that it receives from the Funds, the benefits of lower fees, including any fee discounts or concessions, or any additional savings, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to a Fund. In addition, conflicts of interest may arise with respect to contractual arrangements with third-party service providers to a Fund, or the selection of such providers, particularly in circumstances where BlackRock is negotiating on behalf of both funds that have a unitary management fee and those that do not or different service providers have different fee structures.

Conflicts of interest may arise as a result of simultaneous investment management of multiple client accounts by the BlackRock’s investment professionals. For example, differences in the advisory fee structure may create the appearance of actual or potential conflicts of interest because such differences could create pecuniary incentives for BlackRock to favor one client account over another.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Fund fees and expenses applicable to such client’s investment in a Fund.

Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

Accounting Services

JPM (the “Accounting Services Provider”) serves as the accounting services provider for the Funds. Among other services, JPM maintains records of purchases and sales of securities, receipts and disbursements of cash and other debits and credits; keeps accounting journals and ledgers; records capital share transactions; calculates expense caps, waivers and recoupments (if any); computes each Fund’s net income and capital gains and dividends payable; calculates and reports NAV; works with independent pricing sources; reconciles securities and cash positions with each Fund’s custodian; prepares certain financial statements, notices and reports; and prepares certain tax reports. In connection with its accounting services, JPM also provides certain administrative services.

The table below shows the amounts paid by BlackRock to the Accounting Services Provider for accounting services on behalf of each Fund for the past three fiscal years:

	Amount Paid to the Accounting Services Provider for Services Provided to
	TempCash	BlackRock Liquid Federal Trust Fund	FedFund	T-Fund

Fiscal Year Ended October 31, 2024	$231,025	$102,937	$1,500,685	$1,277,474

Fiscal Year Ended October 31, 2023	$189,423	$109,973	$1,500,000	$1,230,909

Fiscal Year Ended October 31, 2022	$105,041	$122,139	$1,497,878	$1,425,993

	Treasury Trust Fund	MuniCash

Fiscal Year Ended October 31, 2024	$1,435,345	$65,027

Fiscal Year Ended October 31, 2023	$1,288,108	$76,642

Fiscal Year Ended October 31, 2022	$1,386,126	$82,437

Distributor

BRIL serves as the distributor of each Fund’s shares. BRIL, an indirect wholly-owned subsidiary of BlackRock, Inc., is a Delaware limited liability corporation and has its principal offices at 50 Hudson Yards, New York, New York 10001. BlackRock is an affiliate of BRIL. Each Fund’s shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Fund shares). The distributor prepares or reviews, provides advice with respect to, and files with the federal and state agencies or other organizations as required by federal, state or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or subclass thereof.

Custodian

JPM, which has its principal offices at 383 Madison Avenue, New York, New York 10179, and The Bank of New York Mellon, which has its principal offices at 240 Greenwich, New York, New York 10286, each serve as a custodian for each Fund. Among other responsibilities, JPM maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Funds. Additionally, The Bank of New York Mellon maintains a custody account or accounts in the name of the Funds for the limited purpose of holding certain cash assets of the Funds.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809, serves as the transfer agent and dividend disbursing agent for each Fund.

Service Organizations

The Funds may enter into agreements with institutional investors (previously defined as “Service Organizations”) requiring them to provide certain services to their customers who beneficially own shares of the Funds. The Trust’s agreements with Service Organizations are governed by plans (comprised of a “Shareholder Services Plan” for each of the Administration, Cash Management, Cash Reserve, Dollar and Capital Shares; and a “Shareholders Services Plan” and “Distribution Plan” for each of the Private Client and Select Shares), which have been adopted by the Board pursuant to applicable rules and regulations of the SEC (collectively, the “Plans”). Pursuant to the Plans, the Board reviews, at least quarterly, a written report of the amounts expended under the Trust’s agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Trust’s arrangements with Service Organizations must be approved annually by a majority of the Trust’s Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements.

Pursuant to the Dollar Shareholder Services Plan, each of the Funds may enter into agreements with Service Organizations requiring them to provide services to their customers who beneficially own Dollar Shares in consideration of 0.25% (on an annualized basis) of the average daily NAV of the Dollar Shares held by the Service Organizations for the benefit of their customers. Such services provided by a Service Organization may include: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders’ investments; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) aggregating and processing purchase and redemption requests from shareholders and placing net purchase and redemption orders with the distributor; (iv) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (v) processing dividend payments from the particular Fund on behalf of shareholders; (vi) providing information periodically to shareholders showing their positions in Dollar Shares; (vii) arranging for bank wires; (viii) responding to shareholder inquiries relating to a particular Fund or the services performed by the Service Organization; (ix) providing sub-accounting with respect to a Fund’s shares beneficially owned by shareholders or the information necessary for sub-accounting; (x) if required by law, forwarding shareholder communications from the particular Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; and (xi) other similar services to the extent permitted under applicable statutes, rules or regulations.

Pursuant to the Administration Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Administration Shares, in consideration of 0.10% (on an annualized basis) of the average daily NAV of the shares held by the Service Organization for the benefit of their shareholders. Services provided by the Service Organizations may include: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders’ investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses.

Pursuant to the Capital Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Capital Shares, in consideration of 0.05% (on an annualized basis) of the average daily NAV of the shares held by the Service Organization for the benefit of its shareholders. Services provided by the Service Organizations may include answering shareholder inquiries regarding the manner in which purchases, exchanges and redemption of shares may be effected.

Pursuant to the Cash Reserve Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Cash Reserve Shares, in consideration of a total of 0.40% (on an annualized basis) of the average NAV of the Cash Reserve Shares held by the Service Organization for the benefit of their shareholders. An initial 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing support services which may include the services provided for Dollar Shares as described in sub-sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing sweep and/or allocation services (“Sweep/Allocation Services”) which may include: (i) providing the necessary computer hardware and software which links the Service Organization’s demand deposit account (“DDA”) and/or employee benefits system to an account management system; (ii) providing software that aggregates the shareholder’s orders and establishes an order to purchase or redeem shares of a Fund based on established target levels for the shareholder’s accounts; (iii) providing periodic statements showing a shareholder’s account balance and, to the extent practicable, integrating such information with other shareholder transactions otherwise effected through or with the Service Organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

Pursuant to the Cash Management Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide support services to their shareholders who beneficially own Cash Management Shares, in consideration of a total of 0.50% (on an annualized basis) of the average NAV of the Cash Management Shares held by the Service Organization for the benefit of their shareholders. An initial 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annual basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing services which may include the services provided for Dollar Shares as described in sub-sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing Sweep/Allocation Services provided for Cash Reserve Shares as described above. Another 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing the sweep marketing services which may include (i): marketing and activities, including direct mail promotions, that promote the Sweep/Allocation Services, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting Sweep/Allocation Services, (iv) travel, equipment, printing, delivery and mailing costs and overhead and other office expenses attributable to the marketing of the Sweep/Allocation Services.

Pursuant to the Select Shares and Private Client Shares Distribution (12b-1) Plans, each Fund will be subject to a distribution fee payable pursuant to their Distribution Plans and related Agreements which will not exceed 0.35% of the average daily NAV of such shares held by Service Organizations for the benefit of their customers. Sales and distribution services provided by Service Organizations under the applicable Distribution Plan and related Agreement may include reasonable assistance in connection with the distribution of such shares to shareholders as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for Customers.

Select Shares and Private Client Shares will also be subject to a fee payable pursuant to their respective Shareholder Service Plan and related Agreement which will not exceed 0.50% (on an annualized basis) of the average daily NAV of a particular Fund’s Select Shares or Private Client Shares held by Service Organizations for the benefit of their customers. An initial 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing services which may include the services provided for Dollar Shares as described in sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing Sweep/Allocation Services provided for Cash Reserve Shares as described above. Another 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing services which may include: (i) marketing activities, including direct mail promotions, that promote the Sweep/Allocation Services, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting Sweep/Allocation Services, (iv) travel, equipment, printing, delivery and mailing costs and other office expenses attributable to the marketing of the Sweep/Allocation Services.

With respect to the Select Shares and Private Client Shares, through February 28, 2026, BRIL has contractually agreed to waive all or a portion of the fees to which it is entitled under the Distribution Plan and Service Organizations have contractually agreed to waive all or a portion of the fees to which they are entitled under the Distribution Plan and the Shareholder Services Plan and related Agreement so that after such waivers, the maximum net annual fund ordinary operating expense ratios do not exceed (i) 1.00% of the average daily net assets of each Fund for Select Shares and (ii) 0.68% of the average daily net assets of each Fund for Private Client Shares. The agreement renews automatically for successive one year periods and may be terminated by any party upon written notice 75 days prior to the commencement of a successive one year period.

The Board has approved the Trust’s arrangements with Service Organizations based on information provided to the Board that there is a reasonable likelihood that the arrangements will benefit the class of shares of the Fund charged with such fees and its shareholders. Any material amendment to the Trust’s arrangements with Service Organizations must be made in a manner approved by a majority of the Board (including a majority of the disinterested Trustees), and any amendment to increase materially the costs under the Distribution Plan (12b-1 Plan) of the Select Shares, or Private Client Shares must be approved by the holders of a majority as defined in the 1940 Act of the applicable outstanding shares. So long as the Trust’s arrangements with Service Organizations are in effect, the selection and nomination of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Independent Trustees.

The Manager, BRIL, and/or their affiliates may pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with providing services to shareholders of the Trust. See “Miscellaneous — Other Information” below.

The following chart provides information with respect to the fees paid to, and waived or foregone by, Service Organizations during the fiscal year ended October 31, 2024. A portion of the fees collected by Service Organizations were paid to affiliates for providing shareholder servicing activities to the Funds’ share classes.

Fund/Share Class*	Total Shareholder Servicing Fees	Total Distribution (12b-1) Fees	Shareholder Servicing Fees Waived or Foregone By	Distribution (12b-1) Fees Waived

TempCash / Dollar	$50,800	—	$44,707	—

BlackRock Liquid Federal Trust Fund / Administration	$31,016	—	—	—

BlackRock Liquid Federal Trust Fund / Cash Management	$44,093	—	$21	—

BlackRock Liquid Federal Trust Fund / Dollar	$31,320	—	$113	—

FedFund / Administration	$7,881,913	—	—	—

FedFund / Capital	$65,433	—	$1,190	—

FedFund / Cash Management	$3,243,485	—	$11,521	—

FedFund / Cash Reserve	$15,940,400	—	—	—

FedFund / Dollar	$10,108,129	—	—	—

FedFund / Private Client	$1,043	$730	—	$709

FedFund / Select	$1,686,586	$1,180,610	—	$67,428

T-Fund / Administration	$4,406,887	—	—	—

T-Fund / Capital	$116,508	—	—	—

T-Fund / Cash Management	$4,061,078	—	—	—

T-Fund / Cash Reserve	$271,868	—	$894	—

T-Fund / Dollar	$3,014,068	—	—	—

T-Fund / Select	$126,649	$88,654	—	$5,066

Treasury Trust Fund / Administration	$545,986	—	$7,450	—

Treasury Trust Fund / Capital	$365,766	—	—	—

Treasury Trust Fund / Cash Management	$43,443	—	—	—

Treasury Trust Fund / Cash Reserve	$601,153	—	—	—

Treasury Trust Fund / Dollar	$6,660,909	—	$254,088	—

Treasury Trust Fund / Select	$1,110,982	$777,688	—	$44,425

*	Share classes that had no shares outstanding throughout the fiscal year ended October 31, 2024 or that otherwise paid no fees to Service Organizations have been excluded from the chart.

Expenses

A Fund’s expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers (except the Chief Compliance Officer) or employees of the Trust’s service contractors, SEC fees, state securities registration fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, Service Organization fees, costs of the Funds’ computer access program, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. A Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all, or substantially all, of its income each year, so that the Fund itself generally will be relieved of federal income and excise taxes. To qualify for treatment as a regulated investment company, it must generally meet three annual tests.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its net tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were to fail to qualify as a regulated investment company notwithstanding the availability of certain relief provisions, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction. Additionally, MuniCash would no longer be eligible to pay “exempt-interest dividends” to its shareholders.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute with respect to each calendar year at least 98% of its ordinary taxable income for the calendar year and at least 98.2% of its capital gain net income (excess of net long-term capital gains over net short-term capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

The Funds may invest in debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the income earned by a Fund in a taxable year from such investments may not be represented by cash income, the Fund may have to dispose of securities that it might otherwise have continued to hold, or may have to borrow, to generate cash to satisfy its distribution requirements.

Interest and gain received by a Fund in connection with an investment in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Imposition of such taxes will reduce the return of the affected Fund.

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which agents or independent contractors are located, in which it is otherwise deemed to be conducting business or from which it is deriving income or otherwise has established a taxable nexus, a Fund may be subject to the tax laws of such states or localities, which may or may not be based on net income and, if based on net income, may not conform to federal income tax principles.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) and reported as capital gain dividends are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular federal income tax. Exempt-interest dividends are included, however, in determining the portion of a shareholder’s social security benefits and railroad retirement benefits that are subject to federal income taxes. Funds that invest in tax-exempt securities may at times buy such securities at a discount to their original issue price or, for securities issued with original issue discount, their revised issue price. For federal income tax purposes and for certain state and local personal income taxes, all or a portion of such discount may be treated as “market discount,” which is taxable as ordinary income (without regard to the exempt nature of the security) either when the security is disposed of at a gain or, if the particular Fund so elects, over the remaining term of the security. Market discount income is characterized as ordinary taxable income when distributed as a dividend to shareholders. Certain dividend income and long term capital gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a registered investment company to a non-corporate shareholder may be taxable to such shareholder at long-term capital gain rates provided the shareholder has held the shares on which the dividend was paid for at least 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend (or, in the case of certain accumulated dividends with respect to preferred stocks, the shareholder has held the shares on which the dividend was paid for at least 91 days during the 181-day period that begins on the date that is 90 days before the date on which the shares become ex-dividend with respect to such dividend). However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

In general, any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to the shares; to the extent not disallowed, such loss will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Such loss will be allowed, however, in the case of shares in a Fund that declares exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in the shareholder’s shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (that is, gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Each Fund will furnish its shareholders with a written statement reporting the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Because each Institutional Fund offers and redeems its shares using a floating NAV, a redeeming shareholder may realize gains and losses because of differences between the NAV at which shares are acquired and the NAV at which shares are redeemed. Ordinarily, any gains and losses realized would have to be accounted for separately.

A shareholder in a money market fund (whether or not it has a floating NAV) may elect to adopt a simplified, aggregate accounting method under which gains and losses can be netted based on the shareholder’s taxable year rather than reported separately. Shareholders are urged to consult their tax advisors before deciding to adopt such accounting method.

If any Institutional Fund imposes a mandatory or discretionary liquidity fee on share redemptions, the amount that would ordinarily be payable to a redeeming shareholder of the Fund will be reduced, consequently reducing the amount of gain, or increasing the amount of loss, that would otherwise be reportable for income tax purposes. A mandatory liquidity fee or discretionary liquidity fee cannot be separately claimed as a deduction.

Any such mandatory or discretionary liquidity fee will constitute an asset of the imposing Fund and will serve to benefit non-redeeming shareholders. If such fees were distributed to non-redeeming shareholders, the tax treatment would be similar to the tax treatment of distributions described in this section. Such fees may raise a Fund’s NAV, increasing the taxable income or reducing the deductible losses of shareholders that redeem their shares at a later time when such fees are not being charged. If a Fund receives mandatory or discretionary liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. However, due to a lack of guidance, the tax consequences of such liquidity fees to the Fund and the shareholders is unclear and may differ from that described in this section.

Should a negative interest rate scenario ever occur that causes a Government Fund to have a negative gross yield, the fund may account for the negative gross yield by either using a floating NAV or a reverse distribution mechanism that seeks to maintain a stable NAV of the fund by cancelling shareholders’ shares in the amount of the negative gross yield. Under a reverse distribution mechanism, shareholders in a fund would observe a stable share price but a declining number of shares for their investment. After a cancellation of shares, the basis of eliminated shares would be added to the basis of shareholders’ remaining fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Dividends, including dividends reinvested in additional shares of a fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above. However, due to a lack of guidance regarding the cancellation of shares, the tax consequences of such cancellation of shares to the Fund and the shareholders is unclear and may differ from that described in this section.

Under certain provisions of the Code, some shareholders may be subject to a 24% withholding tax on ordinary income dividends, capital gain dividends and redemption amounts (“backup withholding”). Backup withholding could be required on distributions paid by MuniCash if the Fund does not reasonably estimate that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders that do not have certified taxpayer identification numbers on file with a Fund or that, to a Fund’s knowledge, have furnished incorrect numbers. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a registered investment company are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates. Net investment income does not include exempt-interest dividends received from a Fund.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities (other than pass-through entities to the extent owned by U.S. persons) will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax. Capital gain dividends paid to shareholders that are nonresident aliens or foreign entities, if and to the extent properly reported as capital gains dividends, generally will not be subject to 30% withholding tax, unless certain exceptions apply. Dividends derived by a regulated investment company from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” respectively, generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to report distributions in this manner. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (in the case of individuals), W-8BEN-E (in the case of entities) or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be reported as consisting of qualified short-term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states and localities exempt from taxation dividends paid by registered investment companies that are derived from interest on United States Treasury obligations. State and local law varies as to whether dividend income attributable to United States Treasury obligations is exempt from income tax.

The following is applicable to MuniCash only:

For the Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of securities whose interest is excluded from gross income under Section 103(a) of the Code or otherwise tax-exempt interest, such as obligations of the United States or its agencies or instrumentalities. In purchasing exempt securities, the Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and taxable income for state and local tax personal income purposes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. If the Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on exempt securities and reported by the Fund as exempt-interest dividends in a written statement furnished to its shareholders may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code or otherwise exempt. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as exempt-interest dividends for federal income tax purposes will be the same for all shareholders receiving dividends from the Fund with respect to such year.

Shares of the Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and (i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) who occupies more than 5% of the usable area of such facilities or (iii) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

Future legislation, regulations, rulings or court decisions may cause interest on municipal obligations to be subject, directly or indirectly, to federal income taxation or may cause interest on municipal obligations that are presently exempt from state and local taxation to be subject to state or local income taxation, or the value of such municipal obligations to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

* * *

The foregoing is only a summary of some of the tax considerations generally affecting the Funds and their shareholders that are not described in the prospectuses. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

DIVIDENDS

General

Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares (other than Premier Shares) normally begin accruing dividends on the business day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. If your Financial Intermediary elects to settle trades on the next business day after an order is placed through the NSCC Fund/SERV trading platform, Premier Shares normally begin accruing dividends on the second business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the business day following the day such shares are redeemed. If your Financial Intermediary elects to settle trades on the second business day after an order is placed through the NSCC Fund/SERV trading platform, Premier Shares normally begin accruing dividends on the third business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the second business day following the day such shares are redeemed. Unless they are reinvested, dividends are paid monthly.

Each Fund’s net investment income for dividend purposes consists of (i) interest accrued and original issue discount earned on that Fund’s assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets and (iii) less accrued expenses directly attributable to that Fund and the general expenses (e.g., legal, accounting and Trustees’ fees) of the Trust prorated to such Fund on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Fund shareholders. In addition, a Fund’s Administration Shares, Capital Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares, Private Client Shares and/or Select Shares bear exclusively the expense of fees paid to Service Organizations. (See “Management of the Funds — Service Organizations.”)

As stated, the Trust uses its best efforts to maintain the NAV per share of each Government Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by any Government Fund, it is possible that a Government Fund’s NAV per share may fall below $1.00.

ADDITIONAL DESCRIPTION CONCERNING SHARES

The Trust was organized as a Delaware statutory trust on October 21, 1998. The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. Pursuant to such authority, the Board has authorized the issuance of six series of shares designated as TempCash, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund and MuniCash. The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders of a Fund owning at least 25% of the Fund’s shares, the Trust will call for a meeting of shareholders of such Fund to consider the removal of one or more Trustees and certain other matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Holders of shares in a Fund of the Trust will vote in the aggregate and not by class or sub-class on all matters, except as described above, and except that each Fund’s Administration, Capital, Cash Management, Cash Reserve, Dollar, Private Client and Select Shares, as described in “Service Organizations” above, shall be entitled to vote on matters submitted to a vote of shareholders pertaining to that Fund’s arrangements with its Service Organizations. Further, shareholders of each of the Funds will vote in the aggregate and not by Fund except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.

Notwithstanding any provision of Delaware law requiring a greater vote of shares of the Trust’s shares of beneficial interest (or of any class voting as a class) in connection with any Trust action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Trust’s Charter, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of beneficial interest voting without regard to class (or portfolio).

COUNSEL

Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, with offices at 115 Federal Street, Boston, Massachusetts 02110, serves as the Funds’ independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto in the Fund’s Annual Financial Statements and Additional Information for the fiscal year ended October 31, 2024, as filed with the SEC on Form N-CSR (the “2024 Annual Financial Statements”), are incorporated in this SAI by reference. No other parts of the 2024 Annual Financial Statements are incorporated by reference herein. The 2024 Annual Financial Statements have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such 2024 Annual Financial Statements have been incorporated herein in reliance upon the report of such firm given their authority as experts in accounting and auditing. Additional copies of the annual and semi-annual reports to shareholders and the Fund’s Annual and Semi-Annual Financial Statements may be obtained at no charge by telephoning the Fund at the telephone number appearing on the front page of this SAI.

MISCELLANEOUS

Proxy Voting Policies and Procedures

The Board has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Open-End Active and Fixed Income Index Fund Proxy Voting Policy (the “Active Fund Proxy Voting Policy”).

With respect to the Funds, the Manager has adopted the BlackRock Active Investment Stewardship—Global Engagement and Voting Guidelines (the “BAIS Guidelines”).

If a Fund invests in an underlying fund managed by BlackRock, the Fund will use its proxy voting policy when voting on proxies for the underlying fund while the underlying fund will use its proxy voting policy when voting proxies on investments the underlying fund holds. Therefore, the Fund may use the Active Fund Proxy Voting Policy while an underlying fund may use the Index Equity Fund Proxy Voting Policy, and the opposite is also true.

Copies of the Active Fund Proxy Voting Policy and the BAIS Guidelines are attached as Appendix B to this SAI. Only those guidelines that are applicable to a particular Fund pursuant to the Active Fund Proxy Voting Policy are considered to form a part of the Fund’s SAI.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com/proxyrecords and (ii) on the Commission’s website at http://www.sec.gov.

Additional Payments by BlackRock

From time to time, BlackRock, BRIL and/or their affiliates (referred to in this section collectively as “BlackRock”) may compensate Service Organizations for the sale and distribution of shares of a Fund, for services to a Fund and its shareholders and/or for data provision or technology support. A Service Organization may perform these obligations itself or may arrange for a third party to perform them. BlackRock may also make payments to Service Organizations as part of an effort to enhance its business relationship with such entities trading on technology platforms. These payments, which are not made pursuant to a Plan or otherwise paid by a Fund, are referred to as “Additional Payments” herein.

Additional Payments are made from BlackRock’s own assets (which may come directly or indirectly from fees paid by a Fund to BlackRock for various services, such as investment advisory services). These payments are not an additional charge to a Fund or its shareholders and do not change the price paid by shareholders for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Additional Payments made to Service Organizations are in addition to any distribution or shareholder servicing fees paid under any Plan of any Fund, any sales charges, commissions or other concessions described in the prospectuses or this SAI, and any administrative, networking, recordkeeping, sub-transfer agency or sub-accounting fees payable by a Fund. Pursuant to applicable FINRA regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. While FINRA regulations limit the sales charges that shareholders may bear, there are no limits with regard to the amounts that BlackRock may pay out of its own assets.

Additional Payments may be made as a fixed dollar amount, may be based on the number of customer accounts maintained by a Service Organization, may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, or may be calculated on another basis.

BlackRock negotiates Additional Payments with each Service Organization on an individual basis. Additional Payments may be different for different Service Organizations, and some Service Organizations may be paid pursuant to more than one of the calculations described above. Not all Service Organizations receive Additional Payments. Sales-based payments primarily create incentives to make new sales of shares of the

Fund, and asset-based payments primarily create incentives to retain previously sold shares of the Fund. The level of payments made to these Service Organizations in any year will vary and may be limited to specific Funds or share classes. In certain cases, these payments may be subject to certain minimum payment levels.

The aggregate amount of Additional Payments made by BlackRock may be substantial and may be significant to certain Service Organizations. The categories of Additional Payments listed below are not mutually exclusive. The same Service Organization, or one or more of its affiliates, may receive payments under more than one category of Additional Payments.

A. Distribution and Marketing Support

Additional Payments may be made by BlackRock for distribution and marketing support activities. These payments may take the form of, among other things, “due diligence” payments for a Service Organization’s examination of a Fund; payments for providing extra employee training and information relating to a Fund; fees for access (in some cases on a preferential basis) to the Service Organization’s registered representatives, salespersons or other personnel, including at sales meetings and conferences; “shelf space” payments for placing the Fund on the Service Organization’s platform(s); “listing” fees for the placing of the Fund on a dealer’s list (which may be a preferred or recommended list) of mutual funds available for purchase by its customers or in certain sales programs from time to time; fees for providing assistance in promoting the sale of the Fund’s shares (which may include promotions in communications with the Service Organization’s customers, registered representatives, salespersons and/or other personnel); payments for the sale of shares and/or the maintenance of share balances; transaction fees (also referred to as “ticket charges”); and payments for infrastructure support. These payments normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund.

B. Shareholder Services

Many Fund shares are owned or held by Service Organizations for the benefit of their customers. In these situations, a Fund may not maintain accounts in the name of the customers, and Service Organizations may perform some of the functions for these customers’ accounts that the transfer agent would have performed if the accounts had been in the customers’ names on the Fund’s books. Such services include sub-accounting services, shareholder servicing and transaction processing services and are sometimes referred to as “recordkeeping,” “sub-transfer agency,” “sub-accounting,” “networking” and/or “administrative” services. Additional Payments may exceed amounts that would be earned on these assets by the transfer agent for the performance of these or similar services. These Additional Payments made by BlackRock are in addition to any transfer agent, shareholder servicing and transaction processing fees paid by a Fund, as applicable.

C. Data Provision and Technology Support

BlackRock may make Additional Payments to Service Organizations for the provision of certain analytical or other data services relating to the Funds, such as statistical information regarding sales of the Funds, or technology support. Such Additional Payments are generally made as a fixed dollar amount, and not based on assets or sales.

D. Service Organizations Receiving Additional Payments

As of the date of this SAI, the Service Organizations listed below, and, in some cases, certain of the Service Organization’s affiliates, may be receiving one or more types of Additional Payments. This list may change over time, and BlackRock may pay Service Organizations or their affiliates additional types of Additional Payments in the future. Please contact your Service Organization to determine whether it or its affiliate currently may be receiving such payments and to obtain further information regarding any such payments.

&Partners

AccuTech Systems Corporation

ADP Broker-Dealer, Inc.

Advisor Credit Exchange, LLC

Advisor Group, Inc.

AE Wealth Management, LLC

Alight Solutions LLC

Allianz Life Financial Services, LLC

Allianz Life Insurance Company of New York

Allianz Life Insurance Company of North America

Altruist Financial LLC

American Enterprise Investment Services, Inc.

American General Life Insurance Company

American United Life Insurance Company

Annuity Investors Life Insurance Company

Argent Institutional Trust Company

Ascensus Broker Dealer Services, Inc.

Ascensus, Inc.

Atomic Brokerage LLC

Avantax Investment Services, LLC

Bancroft Capital LLC

Bank of America, N.A.

Bank of New York Mellon

Barclays Capital Inc.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Beta Capital Securities LLC

BlackRock Advisors, LLC

BMO Capital Markets Corp.

BNP Paribas

BNP Paribas Investment Partners UK Limited

BNY Mellon, N.A.

BofA Securities, Inc.

BOKF, N.A.

Brighthouse Life Insurance Company

Brighthouse Life Insurance Company of NY

Broadridge Business Process Outsourcing, LLC

Brown Brothers Harriman & Co.

Cabrera Capital Markets, LLC

Cadaret Grant & Co., Inc.

Capital One, N.A.

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Group

Cetera Financial Specialists LLC

Cetera Investment Services LLC

CF Secured, LLC

Charles Schwab & Co., Inc.

Charles Schwab Trust Bank

Chicago Mercantile Exchange Inc.

CIM Investment Management, Inc.

Citco Securities, LLC

CitiBank, National Association

Citigroup Global Markets, Inc.

Citizens Bank

Citizens Business Bank

CME Shareholder Servicing LLC

CMFG Life Insurance Company

Comerica Bank

Commonwealth Financial Network

Computershare Trust Company

Conduent HR Services, LLC

CUSO Financial Services, L.P.

Delaware Life Insurance Company

Delaware Trust Company

Deutsche Bank AG

Deutsche Bank Trust Company Americas

Digital Retirement Solutions, Inc.

Dunham & Associates Investment Counsel, Inc.

Dynasty Financial Partners LLC

Edward D. Jones & Co., L.P.

Empire Fidelity Investments Life Insurance Company

Empower Annuity Insurance Company of America

Empower Financial Services, Inc.

Empower Life & Annuity Insurance Company of New York

Empower Plan Services, LLC

Envestnet Asset Management, Inc.

Equitable Advisors, LLC

Equitable Life Insurance Company

E*trade Savings Bank

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Fidelity Investments Life Insurance Company

Fifth Third Securities, Inc.

First Allied Securities, Inc.

First Command Financial Planning, Inc.

First Hawaiian Bank

First Republic Bank

First Security Benefit Life Insurance and Annuity Company of New York

First Symetra National Life Insurance Company of New York

FIS Brokerage & Securities Services LLC

FNEX Capital, LLC

Forethought Life Insurance Company

FSC Securities Corporation

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company of New York

Global Atlantic Distributors, LLC

Goldman Sachs & Co.

Great Pacific Securities, LLC

Guardian Insurance & Annuity Co., Inc.

Hancock Whitney Bank

Hartford Funds Management Company

Hartford Securities Distribution Company, Inc.

Hazeltree Fund Services, Inc.

Hightower Securities, Inc.

Hilltop Securities Inc.

HSBC Bank USA, N.A.

Huntington Securities, Inc.

Institutional Cash Distributors, LLC

Integrity Life Insurance Company

Investment Trust of California

J.P. Morgan Institutional Investments Inc.

J.P. Morgan Securities LLC

Jefferies LLC

Jefferson National Life Insurance Company

Jefferson National Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

John Hancock Life Insurance Company of New York

John Hancock Trust Company

JPMorgan Chase Bank, N.A.

Kestra Investment Services, LLC

Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corporation

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Lincoln Retirement Services LLC

Lombard International Life Assurance Company

LPL Financial LLC

M&T Securities Inc.

Manufacturers and Traders Trust Company

Massachusetts Mutual Life Insurance Company

Members Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metavante Corporation

Metropolitan Life Insurance Company

Mid Atlantic Clearing & Settlement Corporation

Midland Life Insurance Company

Minnesota Life Insurance Company

Mischler Financial Group

Mizuho Securities USA Inc.

MML Distributors, LLC

MML Investors Services, LLC

Morgan Stanley & Co. LLC

Morgan Stanley Distribution, Inc.

Morgan Stanley Smith Barney LLC

MUFG Union Bank, National Association

Nassau Life Insurance Company

National Financial Services LLC

National Integrity Life Insurance Company

National Life Insurance Company

Nationwide Financial Services, Inc.

Nationwide Fund Distributors LLC

Nationwide Retirement Solutions

NCB Federal Savings Bank

New England Pension Plan Systems, LLC

New York Life Insurance and Annuity Corporation

Newport Retirement Services, Inc.

NEXT Financial Group, Inc.

Northbrook Bank & Trust Company

Northern Trust Company

Northwestern Mutual Investment Services, LLC

Northwestern Mutual Life Insurance Company

NYLife Distributors LLC

Oppenheimer & Co., Inc.

Orion Advisor Services, LLC

Osaic Wealth, Inc.

Pacific Life & Annuity Company

Pacific Life Insurance Company

Pacific Select Distributors, LLC

Park Avenue Securities LLC

Penserra Securities LLC

Pershing LLC

PFPC Inc.

Piper Jaffray & Co.

PNC Bank, National Association

PNC Capital Markets LLC

PNC Investments LLC

Principal Bank

Principal Life Insurance Company

Protective Life and Annuity Insurance Company

Protective Life Insurance Company

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Annuities Distributors, Inc.

Prudential Insurance Company of America

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Regions Bank

Reliance Trust Company

Reliastar Life Insurance Company

Reliastar Life Insurance Company of New York

RiverSource Distributors, Inc.

RiverSource Life Insurance Co. of New York

RiverSource Life Insurance Company

SagePoint Financial, Inc.

Sammons Retirement Solutions, Inc.

Sanctuary Wealth Group, LLC

Santander Bank, N.A.

Saturna Trust Company

Securities America, Inc.

Securities Finance Trust Company

Security Benefit Life Insurance Company

Security Financial Resources, Inc.

Security Life of Denver Insurance Company

SEI Private Trust Company

SG Americas Securities, LLC

Silicon Valley Bank

Sorrento Pacific Financial LLC

Standard Insurance Company

State Farm Life and Accident Assurance Company

State Farm Life Insurance Company

State Farm VP Management Corp.

State Street Bank and Trust Company

State Street Global Markets, LLC

Stern Brothers & Co.

Stifel, Nicolaus & Company, Incorporated

Summit Brokerage Services, Inc.

SVB Asset Management

Symetra Life Insurance Company

Syntal Capital Partners, LLC

T. Rowe Price Retirement Plan Services, Inc.

Talcott Resolution Life and Annuity Insurance Company

Talcott Resolution Life Insurance Company

TD Ameritrade Clearing, Inc.

TD Ameritrade, Inc.

TD Prime Services (US) LLC

Teachers Insurance and Annuity Association of America

Tigress Financial Partners, LLC

Transamerica Financial Life Insurance Company

Transamerica Life Insurance Company

Treasury Brokerage

Triad Advisors, LLC

Truist Bank

U.S. Bancorp Investments, Inc.

U.S. Bank, National Association

UBATCO & Co.

UBS Financial Services, Inc.

UBS Securities LLC

Ultimus Fund Solutions, LLC

UMB Bank, National Association

United States Life Insurance Company in the City of

New York

VALIC Retirement Services Company

Vanguard Group, Inc.

Vanguard Marketing Corporation

Voya Financial Advisors, Inc.

Voya Financial Partners, LLC

Voya Institutional Plan Services, LLC

Voya Insurance and Annuity Company

Voya Investments Distributor, LLC

Voya Retirement Insurance and Annuity Company

Waddell & Reed, Inc.

Wells Fargo Advisors, LLC

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Bank, N.A.

Wells Fargo Clearing Services, LLC

Wells Fargo Investments, LLC

Wells Fargo Securities, LLC

Wilmington Trust, National Association

Woodbury Financial Services, Inc.

ZB, National Association

E. Sponsorship and Other Incentive Payments and Services

In addition to the Additional Payments described above, BlackRock may contribute to various other incentive arrangements to promote the sale of shares, including hosting proprietary and financially sponsoring Service Organizations’ training and educational seminars, conferences, meetings or events. BlackRock may also pay for the travel, meal, lodging and other expenses of Service Organizations and their salespersons or other personnel in connection with educational and sales promotional programs. This compensation is not included in, and is made in addition to, the Additional Payments described above. These payments may be made directly to the Service Organizations or their affiliates, or to a third party vendor, and may vary depending upon the nature of the event or the relationship and are subject to applicable laws and regulations, including the rules of applicable self-regulatory organizations, such as FINRA. BlackRock may pay Service Organizations additional types of incentive compensation in the future to the extent not prohibited by applicable laws or regulations.

Separately, BlackRock has developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Service Organizations. BlackRock configures these tools and calculators and localizes the content for Service Organizations as part of its customary digital marketing support and promotion of the Funds or other BlackRock funds, iShares ETFs and other exchange-traded products.

F. Conflicts

Additional Payments made by BlackRock to a Service Organization or its affiliates or other incentive arrangements may be an important factor in the Service Organization’s willingness to support the sale of a Fund and/or particular share class through its distribution system or to perform services with respect to such Fund. Additional Payments and other incentive arrangements may also be important factors in the Service Organization’s willingness to recommend the BlackRock Fund complex in general.

BlackRock may be motivated to pay Additional Payments and other incentive compensation to promote the sale of Fund shares to customers of Service Organizations and the retention of those investments by such customers. To the extent Service Organizations sell more shares of a Fund or retain shares of a Fund in their customers’ accounts, BlackRock benefits from the incremental management and other fees paid by the Fund with respect to those assets.

Service Organizations may have financial incentives for recommending a particular Fund, share class or fund complex over another. Service Organizations may charge their customers additional fees in connection with the purchase or redemption of Fund shares or for account-related services which are in addition to the sales and other charges described in the Fund’s prospectuses and this SAI. Such charges may vary among Service Organizations but in all cases will be retained by the Service Organization and will not be remitted to a Fund or BlackRock.

Shareholders should consider whether such incentives exist when evaluating any recommendations from a Service Organization to purchase or sell shares of a Fund and when considering which share class is most appropriate. You should consult with your Service Organization, and review carefully any disclosure by the Service Organization, as to compensation received by it or its affiliates and for more information about the payments described above.

Shareholder Vote

As used in this SAI, a “majority of the outstanding shares” of a Fund or of a particular portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of that Fund’s shares (irrespective of class or subclass) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class or subclass) or of the portfolio.

Securities Holdings of Brokers

As of October 31, 2024, the value of a Fund’s aggregate holdings, if any, of the securities of each of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents is set forth below:

Regular Broker/Dealer	Debt (D)/Equity (E)	Aggregate Holding ($000)
TempCash

Swedbank Securities US, LLC	D	$733,145

Mizuho Securities USA LLC	D	$592,626

Skandinaviska Enskilda Banken AB	D	$565,996

First Abu Dhabi Bank PJSC	D	$550,000

Erste Group Bank AG	D	$550,000

RBC Capital Markets LLC	D	$492,886

Credit Agricole Securities (USA), Inc.	D	$116,334

J.P. Morgan Securities LLC	D	$69,009

Citigroup Global Markets, Inc.	D	$25,003

Certain Record Holders

To the knowledge of the Trust, the following entities owned of record or beneficially 5% or more of a class of a Fund’s shares as of June 5, 2025:

Name	Address	Percent

TempCash

Capital Shares

Global Infrastructure Management LLC	50 Hudson Yards New York, New York 10001	100%

Dollar Shares

Beta Capital Securities LLC	777 Brickell Ave, Suite 1201 Miami, FL 33131	82.20%

Gerlach & Co, LLC/Citibank	3800 Citigroup Center Tampa, FL 33610	12.23%

Citibank, N.A.	388 Greenwich Street New York, NY 10013	5.38%

Institutional Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	78.82%

Premier Shares

BlackRock Financial Management	50 Hudson Yards New York, New York 10001	100%

Great Pacific Shares

Office of the Illinois State Treasurer	One East Old State Capitol Plaza, Springfield, IL 62701	99.99%

BlackRock Liquid Federal Trust Fund

Administration Shares

BofA Securities, Inc.	100 N Tryon Street, 34th Floor Charlotte, NC 28255	63.86%

Voya Institutional Trust Company	1 Orange Way Windsor, CT 06066	35.67%

Cash Management Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	99.99%

Dollar Shares

Bank of New York	PO Box 223910 Pittsburgh, PA 15251-2910	95.66%

Institutional Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	22.19%

Bank of America Model Bank	901 Main Street Dallas, TX 75202-3738	15.88%

Bank of New York	PO Box 223910 Pittsburgh, PA 15251-2910	8.47%

State Street	1776 Heritage Drive Quincy, MA 02170	6.51%

Bank of America	901 Main Street Dallas, TX 75202-3738	6.41%

Wilmington Trust	1100 Wehrle Drive Williamsville, NY 14221	6.24%

Mischler Financial Group Shares

BofA Securities, Inc.	100 N Tryon Street, 34th Floor Charlotte, NC 28255	76.97%

Matrix Analytics, Inc.	400 South Colorado Blvd, #380 Glendale, CO 80246	9.36%

San Diego County Water Authority	4677 Overland Ave San Diego, CA 92123	5.26%

Name	Address	Percent

Stern Brothers Shares

Microsoft Capital Group LLC	One Microsoft Way Redmond, WA 98052	99.97%

Tigress Shares

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	99.17%

FedFund

Administration Shares

Silicon Valley Bank	3003 Tasman Drive Santa Clara, CA 95054	56.97%

Wilmington Trust	1100 Wehrle Drive Williamsville, NY 14221	40.16%

Cash Management Shares

Delaware Trust Company	251 Little Falls Drive Wilmington, DE 19808	79.79%

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	10.87%

Argent Institutional Trust Company	5901 Peachtree Dunwoody Road, C-495 Atlanta, GA 30328	7.59%

Cash Reserve Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	96.60%

Dollar Shares

PNC Bank	1900 East 9th Street Cleveland, OH 44114	46.75%

First Hawaiian Bank	999 Bishop Street, 3rd Floor Honolulu, HI 96813	20.19%

Wilmington Trust	1100 Wehrle Drive Williamsville, NY 14221	18.08%

Institutional Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	36.75%

Bank of New York	PO Box 223910 Pittsburgh, PA 15251-2910	9.46%

Morgan Stanley Smith Barney LLC	1300 Thames Street, 6th Floor Baltimore, MD 21231-3495	5.20%

Select Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	99.95%

Premier Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	87.94%

Morgan Stanley Smith Barney LLC	1 New York Plaza, 12th Floor New York, NY 10004-1901	11.59%

Private Client Shares

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	44.15%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	20.66%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	14.87%

Mischler Financial Group Shares

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	45.26%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	28.62%

Bank of New York	PO Box 223910 Pittsburgh, PA 15251-2910	20.36%

Name	Address	Percent

Stern Brothers Shares

Stern Brothers & Co.	800 Maryland Avenue, Suite 800 Saint Louis, MO 63105	54.42%

Goldman Sachs & Co LLC	71 South Wacker Drive, Suite 500 Chicago, IL 60606	45.57%

WestCap Shares

Point Digital Finance Inc.	444 High Street, Floor 4 Palo Alto, CA 94301	47.99%

Avenue One Holdings Inc.	199 Lafayette Street, 7th Floor New York, NY 10012	43.99%

Hunt Club Inc.	33 N Dearborn Street, Suite 200 Chicago, IL 60602	6.80%

Tigress Shares

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	60.49%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	32.71%

US Bank N.A.	1555 N Rivercenter Dr, Suite 302 Milwaukee, WI 53212	6.54%

Great Pacific Shares

Great Pacific Securities	151 Kalmus Drive, Suite H-8 Costa Mesa, CA 92626	100%

Penserra Shares

US Bank N.A.	1555 N Rivercenter Dr, Suite 302 Milwaukee, WI 53212	97.96%

T-Fund

Administration Shares

Silicon Valley Bank	3003 Tasman Drive Santa Clara, CA 95054	87.14%

Wilmington Trust	1100 Wehrle Drive Williamsville, NY 14221	8.37%

Capital Shares

Citizens Bank NA	28 State Street Boston, MA 02109	6.79%

Cash Management Shares

Delaware Trust Company	251 Little Falls Drive Wilmington, DE 19808	36.07%

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	11.83%

Argent Institutional Trust Company	5901 Peachtree Dunwoody Road, C-495 Atlanta, GA 30328	10.03%

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	9.75%

Jefferies LLC	101 Hudson Street, 11th Floor Jersey City, NJ 07302	5.23%

Cash Reserve Shares

Bank of New York	PO Box 223910 Pittsburgh, PA 15251-2910	99.66%

Dollar Shares

PNC Bank	1900 East 9th Street Cleveland, OH 44114	51.63%

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	18.46%

Wilmington Trust	1100 Wehrle Drive Williamsville, NY 14221	11.13%

Assetmark Trust Company	3200 N Central Avenue, 7th Floor Phoenix, AZ 85012	6.11%

Band & Co.	1555 N Rivercenter Drive, Suite 302 Milwaukee, WI 53212	5.34%

Name	Address	Percent

Institutional Shares

Bank of New York	PO Box 223910 Pittsburgh, PA 15251-2910	17.02%

Wells Fargo Bank	1525 W WT Harris Blvd Charlotte, NC 28262	7.73%

JPMorgan Chase Bank N.A.	10410 Highland Manor Drive, 3rd Floor Tampa, FL 33610-9128	7.26%

Bank of America Model Bank	901 Main Street Dallas, TX 75202-3738	5.58%

Bank of New York	PO Box 223910 Pittsburgh, PA 15251-2910	5.20%

Premier Shares

Morgan Stanley Smith Barney LLC	1 New York Plaza, 12th Floor New York, NY 10004-1901	51.33%

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	48.62%

Select Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	99.95%

Treasury Trust Fund

Administration Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	54.12%

Wilmington Trust	1100 Wehrle Drive Williamsville, NY 14221	39.92%

Cash Management Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	36.37%

Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998	22.70%

Argent Institutional Trust Company	5901 Peachtree Dunwoody Road, C-495 Atlanta, GA 30328	15.77%

Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998	6.87%

Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998	5.35%

Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998	5.27%

Cash Reserve Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	99.99%

Dollar Shares

PNC Bank	1900 East 9th Street Cleveland, OH 44114	82.71%

Institutional Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	32.67%

Bank of New York	PO Box 223910 Pittsburgh, PA 15251-2910	17.42%

Morgan Stanley Smith Barney LLC	1300 Thames Street, 6th Floor Baltimore, MD 21231-3495	10.77%

Select Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	99.78%

MuniCash

Dollar Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	100%

Name	Address	Percent

Institutional Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	37.53%

State Street	1776 Heritage Drive Quincy, MA 02170	32.39%

JPMorgan Chase Bank N.A.	10410 Highland Manor Drive, 3rd Floor Tampa, FL 33610-9128	9.45%

Wilmington Trust	1100 Wehrle Drive Williamsville, NY 14221	6.17%

State Street Bank	1776 Heritage Drive Quincy, MA 02170	5.83%

APPENDIX A

Description of Bond Ratings

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments may not be rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BlackRock Advisors, LLC, BlackRock Fund Advisors or their respective affiliates (“BlackRock”) may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BlackRock may consider the security to have the highest of the multiple ratings.

New issue securities (regardless of type) may not be rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities may include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BlackRock may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.

Where the investment objective of a fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, the fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, the fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the fund or as a result of a corporate action or restructuring affecting an issuer of a security held by the fund.

Fixed-income securities which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on BlackRock’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.

The descriptions below relate to general long-term and short-term obligations of an issuer.

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

Open-End Active and Fixed Income Index Fund Proxy Voting Policy

Open-End Active and Fixed Income Index Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers

Effective Date: January 1, 2025

Applies to the following types of Funds registered under the 1940 Act:

☐ Index Equity Mutual Funds and Exchange-Traded Funds

☒ Open-End Active and Fixed Income Index Mutual Funds and Exchange-Traded Funds

☐ Money Market Funds

☐ Closed-End Funds

☐ Other

Objective and Scope

Set forth below is the Open-End Active and Fixed Income Index Fund Proxy Voting Policy.

Policy / Document Requirements and Statements

The Boards of Trustees/Directors (“Directors”) of certain open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (as from time to time amended, the “Guidelines”) governing proxy voting by active and fixed income index Funds managed by BlackRock. The Guidelines include “climate and decarbonization” guidelines which apply to the Funds listed in Appendix A, if any.

BlackRock will cast votes on behalf of each of the Funds covered by this policy on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the Guidelines.

Conflicts Management

BlackRock Active Investment Stewardship (“BAIS”) maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity and to mitigate material conflicts of interest in the exercise of proxy voting responsibilities. Potential material conflicts, and the resultant potential for undue influence, might be due to a relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates or employees, or a Fund or a Fund’s affiliates. BlackRock has taken certain steps to mitigate potential conflicts, which are outlined in detail in the Guidelines. In mitigating conflicts, BAIS will adhere to the Guidelines.

In certain instances, BAIS will engage an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.

With respect to the relationship between securities lending and proxy voting, shares on loan cannot be voted and BlackRock may determine to recall them for voting, as guided by BlackRock’s fiduciary responsibility to act in clients’ financial interests. The Guidelines set forth BlackRock’s approach to recalling securities on loan in connection with proxy voting.

Reports to the Board

BlackRock will report on an annual basis to the Directors on (1) a summary of the proxy voting process as applicable to the Funds covered by this policy in the preceding year together with a representation that all votes were in accordance with the Guidelines and (2) any material changes to the Guidelines, including material changes to conflicts management practices, that have not previously been reported.

Appendix A

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

BlackRock

Active

Investment

Stewardship

Global Engagement and Voting Guidelines

Effective as of January 2025

Overview

This document provides high level guidance on how BlackRock Active Investment Stewardship (BAIS) views corporate governance matters that are commonly put to a shareholder vote, or on which investors engage with issuers. BAIS works in partnership with BlackRock’s investment teams, excluding index equity, providing expertise on investment stewardship, engaging with companies on behalf of those teams when appropriate, and assisting in recommending, operationalizing and reporting on voting decisions. The guidance informs BAIS’ voting recommendations to BlackRock’s active portfolio managers. It applies to active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. It also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. The guidelines are not prescriptive as active portfolio managers have discretion as to how they integrate these guidelines within their investment processes in light of their clients’ or funds’ investment objectives. There are separate, independently developed principles and voting policies that are applied to BlackRock’s index equity investments by a distinct and independent function, BlackRock Investment Stewardship.

Introduction to BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world.

About BlackRock Active Investment Stewardship

BlackRock Active Investment Stewardship (BAIS) is a specialist team within the Portfolio Management Group and manages BlackRock’s stewardship engagement and voting on behalf of clients invested in active strategies globally. BAIS is also responsible for engagement with issuers in index fixed income strategies, where appropriate. Our activities are informed by these Global Engagement and Voting Guidelines (“the Guidelines”) and insights from active investment analysts and portfolio managers, with whom we work closely in engaging companies and voting at shareholder meetings.

Engagement with public companies is the foundation of our approach to stewardship within fundamental active investing. Through direct dialogue with company leadership, we seek to understand their businesses and how they manage risks and opportunities to deliver durable, risk adjusted financial returns. Generally, portfolio managers and stewardship specialists engage jointly on substantive matters. Our discussions focus on topics relevant to a company’s success over time including governance and leadership, corporate strategy, capital structure and financial performance, operations and sustainability-related risks, as well as macro-economic, geopolitical and sector dynamics. We aim to be constructive investors and are generally supportive of management teams that have a track record of financial value creation. We aim to build and maintain strong relationships with company leadership based on open dialogue and mutual respect.

Different active equity strategies may implement these voting guidelines differently, as a result of the latitude the portfolio manager has to make independent voting decisions aligned with their portfolio objectives and investment strategy. For example, BAIS will generally vote the holdings in Systematic Active Equity portfolios in accordance with these guidelines. We provide voting recommendations to fundamental equity portfolio managers, who may determine to vote differently based on their portfolio investment objectives and strategy.

These guidelines discuss corporate governance topics on which we may engage with management teams and board directors1 and matters that routinely come to a shareholder vote. We recognize that accepted corporate governance norms can differ across markets, and believe these guidelines represent globally applicable elements of governance that support a company’s ability to manage material risks and opportunities and deliver financial returns to investors. Generally, we believe companies should observe accepted corporate governance norms within their local markets or, particularly in markets without well-established norms, aspire to widely recognized international best practices. As one of many minority shareholders, BlackRock cannot — and does not try to — direct a company’s strategy or its implementation. We look to companies to provide disclosures that explain how their approach to corporate governance best aligns with the financial interests of their investors.

Our approach to stewardship within active equities

As shareholders of public companies, BlackRock’s clients have certain fundamental rights, including the right to vote on proposals put forth by a company’s management or its shareholders. The voting rights attached to these clients’ holdings are an important mechanism for investors to express support for, or concern about, a company’s performance. As a fiduciary, BlackRock is legally required to make proxy voting determinations, on behalf of clients who have delegated voting authority to us, in a manner that is consistent with their investment objectives.

1 References to the board, board directors or non-executive directors should be understood to include supervisory boards and their members, where relevant.

In general, we tend to support the recommendations of the board of directors and management. As indicated below, we may vote against management recommendations when we have concerns about how companies are serving the financial interests of our clients as their shareholders. We take a globally consistent approach to voting but consider the different corporate governance regulations and norms in various markets. Votes are determined on a case-by-case basis, in the context of a company’s situation and the investment mandate we have from clients. Please see page 16 for more information about how we fulfil and oversee BlackRock’s non-index equity investment stewardship responsibilities.

Our approach to stewardship within fixed income

Although fixed income investors do not have the right to vote at shareholder meetings, issuer engagement is a component of fixed income investment strategies at BlackRock, particularly those with sustainability objectives in addition to financial objectives. Most corporate governance-related fixed income engagements are undertaken in conjunction with the active investment stewardship team, and often active equity investors. In addition to the topics listed below, engagement with fixed income investment teams can help inform an issuer’s approach to structuring specialist issuances, such as green bonds, and the standard terms and information in bond documentation.

Boards of Directors

Roles and responsibilities

There is widespread consensus that the foundation of good corporate governance is an effective board of directors that is able to advise and supervise management in an independent and objective manner.2

We look to the board of directors (hereafter ‘the board’) to have an oversight role in the establishment and realization of a company’s strategy, purpose and culture. These constructs are interdependent and, when aligned, can better position a company to be resilient in the face of a changing business environment, help reduce the risks of corporate or employee misconduct, and attract and retain the caliber of workers necessary to deliver financial performance over time.

In promoting the success of the company, the board ensures the necessary resources, policies and procedures are in place to help management meet its strategic objectives within an agreed risk tolerance.

One of the most important responsibilities of the board is to appoint, and remove as necessary, the chief executive officer (CEO). In addition, the board plays a meaningful role in monitoring the performance of the CEO and other key executives, determining executive compensation, ensuring a rigorous audit, overseeing strategy execution and risk management and engaging with shareholders, and other stakeholders, as necessary.

Composition and effectiveness

Appointment process

A formal and transparent process for identifying and appointing director candidates is critical to ensuring the board is composed of directors with the appropriate mix of skills and experience. The board or a sub-committee should determine the general criteria given the company’s circumstances (e.g., sector, maturity, geographic footprint) and any additional criteria for a specific role being filled (e.g., financial expertise, industry track record). To inform the process, we encourage companies to review the skills and experience of incumbent directors to identify any gaps and whether a director candidate’s characteristics would be additive. We welcome disclosures that explain how the board considered different skills, backgrounds and experience to ensure the directors collectively can be effective in fulfilling their responsibilities. We assess a company’s board composition against that of its peer group and local market requirements.

Shareholders periodically vote to elect, remove and nominate directors to serve on the board. We may vote against the election of the most senior independent director, or the chair of the relevant committee, where a company has not demonstrated it has an appointment process that results in a high functioning board with the appropriate complement of skills, backgrounds and experience amongst the directors to support strong financial performance over time. We may vote against newly nominated directors who do not seem to have the appropriate skills or experience to contribute to the board’s effectiveness.

Independence

Director independence from management, significant shareholders or other stakeholders (e.g., government or employees) is of paramount importance to the protection of the interests of minority shareholders such as BlackRock’s clients. At least half of the directors should be independent and free from conflicts of interest or undue influence.3 This ensures sufficient independent directors to have appropriately independent board committees. Companies domiciled in markets with a higher threshold for board independence should meet those requirements.

We may vote against the election of non-independent directors if the board does not have a sufficient balance of independence. We may also vote against the election of the chair of the committee responsible for board composition if this is a perennial issue.

2 See the Corporate Governance Codes of Germany, Japan, and the UK, as well as the corporate governance principles of the US Business Roundtable as examples.

3 Common impediments to independence may include but are not limited to: current or recent employment at the company or a subsidiary; being, or representing, a shareholder with a substantial shareholding in the company; interlocking directorships; lengthy tenure, and having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders.

Independent board leadership

Practices across markets differ, as do board structures, but we observe two main approaches to independent board leadership. One is a non-executive, independent chair of the board who is responsible for leading the board in the effective exercise of its duties. The other is a lead or senior independent director, who is responsible for coordinating with the other non-executive directors and working closely with the executive chair on the board agenda and other board procedures. In this case, the executive chair and the lead independent director work together to ensure the board is effectively fulfilling its responsibilities. In our view, the independent leader of the board, and/or the chair of a relevant committee, should be available to investors to discuss board governance matters such as CEO succession, executive pay, and board performance. We look to boards to explain their independent board leadership model and how it serves the interests of shareholders.

We may vote against the election of the chair of the committee responsible for board composition if there is not an identified independent leader of the board with clear responsibilities for board performance. We may vote against the most senior independent director if the board has a policy of not engaging with shareholders.

Tenure and succession

Boards should establish the length of time a director would normally be expected to serve, in line with market norms where those exist. In such markets, we find it helpful when companies disclose their approach to director tenure particularly around the contributions of directors who have served for longer periods than provided for in local practices. In our experience, long-serving directors could become less independent given their relationship with management and involvement in past board decisions.

Succession planning for board roles helps achieve the appropriate cadence of turnover that balances renewal through the regular introduction of directors with fresh perspectives and expertise with continuity through the retention of directors with long-term knowledge of the board and company.

In markets where there is not specific director tenure guidance, we may vote against the election of the chair of the committee responsible for board composition if there is not a clearly disclosed approach to director tenure and board renewal. We may vote against the election of directors who have served for longer duration than typical in markets with specific guidance, where the case for their continued service is not evident.

Capacity

To be effective and engaged, directors must commit appropriate time and energy to the role. A board should assess the ability of its members to maintain an appropriate focus on board matters and the company taking into consideration competing responsibilities. We recognize that board leadership roles vary across markets in responsibilities and required time commitment but note that they are generally more intensive than a standard directorship. We will take local norms and practices into consideration when making our voting determinations across markets.

We may vote against the election of directors who do not seem to have sufficient capacity to effectively fulfil their duties to the board and company.

Director elections

In support of director accountability to shareholders, directors should stand for election on a regular basis, ideally annually. A classified board structure may be justified by a company when it needs consistency and stability during a time of transition, or on the basis of its business model, e.g., a non-operating company such as closed-end funds.

Shareholders should have the opportunity to evaluate nominated directors individually rather than in bundled slates. We look to companies to provide sufficient information on each director standing for election so that shareholders can assess their capabilities and suitability. We will not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the shareholder meeting.

Each director’s appointment should be dependent on receiving a simple majority of the votes cast at the shareholder meeting. Where a company’s practices differ, we look to the board to provide a detailed explanation as to how its approach best serves investors’ interests.

We may vote for shareholder or management proposals seeking to establish annual election of directors and/or a simple majority vote standard for director elections. We may vote against all the directors standing for election as part of a single slate if we have concerns about the profile or performance of an individual director.

Committees

Many boards establish committees to focus on specific responsibilities of the board such as audit and risk, governance and human capital, and executive compensation, amongst other matters. We do not prescribe to companies what committees they should establish but we seek to understand the board’s rationale for the committee structure it determines is appropriate. We note that, in some markets, regulation requires such committees. The responsibilities of each committee should be clear, and the board should ensure that all critical matters are assigned either to the full board or to one of the committees. The board should disclose to shareholders the structure, membership, proportion of independent directors, and responsibilities of each committee. The responsibilities we typically see assigned to the three most common committees include:

•

Audit and risk — oversight responsibilities for the integrity of financial reporting, risk management and compliance with legal and regulatory requirements; may also play an oversight role in relation to the internal audit function and whistleblowing mechanisms.

•

Nominating, governance and human capital — ensures appropriate corporate governance principles and practices including the periodic review of board performance; responsible for succession planning for CEO and key board roles, as well as the director appointment process; may also have oversight responsibilities for human capital management strategies including corporate culture and purpose.

•

Executive compensation — determines the compensation policies and programs for the CEO and other executive officers, approves annual awards and payments under the policies; may also have oversight responsibilities for firm-wide compensation policies.

We may vote against the election of the chair of the committee or other directors serving as committee members to convey our concerns and provide feedback on how a committee has undertaken its responsibilities. We may vote against the election of the most senior non-executive director if there is not a clearly disclosed approach to board committees.

Board and director evaluation

We consider it best practice for companies to conduct an annual review of the performance of the board, the committees, the chair and individual directors. Periodically, this review could be undertaken by an independent third party able to bring objective perspectives to the board on governance and performance. We encourage companies to disclose their approach to and objectives of evaluations, including any changes made to the board’s approach as a result.

Access to independent advice

To support the directors in effectively fulfilling their duties to the company and shareholders, they should have access to independent advice. When circumstances warrant, boards should be able to retain independent third parties to advise on critical matters. These might include new industry developments such as emergent and disruptive technology, operating events with material consequences for the company’s reputation and/or performance, or significant transactions. Board committees may similarly retain third parties to advise them on specialist matters such as audit, compensation and succession planning.

Executive compensation

Boards should establish compensation arrangements that enable the company to recruit, retain and reward the caliber of executive management necessary to lead and operate the company to deliver superior financial returns over time. We focus on alignment between variable pay and a company’s financial performance.

Generally, executive compensation arrangements have four components: base salary, annual bonus that rewards performance against short-term metrics, share-based incentives that reward performance against long-term metrics, and pensions and benefits. In our observation, base salary, pensions and benefits are largely set relative to market norms and benchmarks. The annual bonus and share-based incentive, or variable pay plans, tend to be tailored to the company, its sector and long-term strategy, as well as the individuals the board is seeking to recruit and motivate.

Recognizing the unique circumstances of each company, we determine whether to support a company’s approach to executive compensation on a case-by-case basis. We rely on companies providing sufficient quantitative and qualitative information in their disclosures to enable shareholders to understand the compensation arrangements and assess the alignment with investors’ interests. Features we look for in compensation arrangements include:

•	Fixed pay components, including base salary, benefits and prerequisites that are appropriate in the context of the company’s size, sector and market.

•	Variable pay subject to performance metrics that are closely linked to the company’s short- and long-term strategic objectives.

•	Long-term incentives that motivate sustained performance across a multi-year period.

•

A balance between fixed and variable pay, short- and long-term incentives, and specific instruments (cash and equity awards) that promotes pay program durability and seldom necessitates one-off, discretionary payments.

•	Outcomes that are consistent with the returns to investors over the relevant time period.

•	Board discretion, if allowed within the variable pay arrangements, to be used sparingly, responsibly and transparently.

•	A requirement, that participants in long-term share-based incentive plans build a meaningful shareholding in the company within a defined time period, as determined by the board.

•	Change of control provisions that appropriately balance the interests of executives and shareholders.

•

Clawback or malus provisions that allow the company to recoup or hold back variable compensation from individuals whose awards were based on fraudulent activities, misstated financial reports, or executive misconduct.

•	Severance arrangements that protect the company’s interests but do not cost more than is contractual.

We may vote against proposals to introduce new share-based incentives, approve existing policies or plans, or approve the compensation report where we do not see alignment between executive compensation arrangements and our clients’ financial interests. When there is not an alternative, or where there have been multi-year issues with compensation misaligned with performance, we may vote against the election of the chair of the responsible committee, or the most senior independent director.

Non-executive director compensation

Companies generally pay non-executive directors an annual retainer or fee in cash, shares or a combination of the two. Some companies also pay additional fees for service on board committees or in board leadership roles. We do not support non-executive directors participating in performance-based incentive plans as doing so may create a conflict of interest and undermine their independence from management, whom they oversee.

Capital structure

Boards are responsible for ensuring senior executive leadership has established a capital strategy that achieves appropriate capital allocation and management in support of long-term financial resilience.

Where company practices diverge from those set out below, we look for companies to disclose why they view these practices to be aligned with shareholders’ interests. We may vote against management proposals seeking capital-related authorities or the election of the most senior independent director if we have concerns about a company’s approach. We may also support a shareholder proposal seeking conversion of shares with differentiated voting rights to a one-share, one-vote standard.

Share issuance

We assess requests for share issuance for particular transactions on a case-by-case basis. We will generally support authorities to issue shares when subject to pre-emptive rights, and up to 20% absent pre-emptive rights. Companies should seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Share buybacks

We assess share buyback proposals in the context of the company’s disclosed capital management strategy and management’s determination of the appropriate balance between investment that supports the long-term growth of the company and returning cash to investors. We also take into consideration the effect of a buyback program on the company’s balance sheet and executive compensation arrangements and the price at which shares are repurchased relative to market price. Companies should seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

We would normally expect companies to cancel repurchased shares. If a company plans to retain them as treasury shares, management should provide a detailed rationale in the context of the disclosed capital management strategy.

Dividends

We generally defer to management and the board on dividend policy but may engage to seek further clarification where a proposed dividend appears out of line with the company’s financial position.

Differentiated voting rights

We prefer companies to adopt a one-share, one-vote structure for share classes with the same economic exposure. Certain companies, particularly those new to public markets, could make the case to adopt a differentiated voting rights structure, or dual class stock. In those situations, we encourage companies to evaluate and seek approval for their capital structure on a periodic basis.

Transactions and special situations

We monitor developments in transactions and special situations closely and undertake our own detailed analyses of proposals.

Mergers and acquisitions

We evaluate proposed mergers or acquisitions by assessing the financial outcome for our clients as minority shareholders. Management should provide an assessment of the proposed transaction’s strategic and financial rationale, along with its execution and operational risks. We review each transaction independently based on these factors and the degree to which the transaction enhances shareholder value. The board should consider establishing an ad hoc transaction committee to undertake an independent assessment of a significant merger or acquisition, in advance of making its recommendation to shareholders.

We will vote against transactions that, in our assessment, do not advance our clients’ financial interests.

Anti-takeover defenses

In principle, we do not support companies using anti-takeover defenses, also known as poison pills or shareholder rights plans, as they can entrench management and boards which have not delivered long-term shareholder value. By exception, a poison pill may be supported if its purpose is to delay a takeover that is considered sub-optimal and enable management to seek an improved offer. Similarly, management could make the case to use a poison pill to block a shareholder activism campaign that may be counter to the interests of other investors. Defense mechanisms introduced in these circumstances should be limited in term and threshold, and also be closely monitored by the independent members of the board. We look for a shareholder vote for any mechanisms expected to be in place for more than 12 months.

Shareholder activism

When companies are the focus of an activism campaign, we may engage with the activist to understand their analysis and objectives, once they have gone public. We will also engage with company management and possibly board members, especially those the activist may be seeking to replace. In our assessment, we evaluate various factors, including the concerns raised by the activist and the case for change; the quality of both the activist’s and management’s plans; and the qualifications of each party’s candidates. We evaluate each contested situation by assessing the potential financial outcome for our clients as minority shareholders.

We may support board candidates nominated by a shareholder activist if the activist has demonstrated that their case for change enhances shareholder value, or if the incumbent board members do not demonstrate the relevant skills and expertise or have a poor track record of protecting shareholders’ interests.

Significant shareholders and related party transactions

Boards of companies with affiliated shareholders or directors should be able to demonstrate that the interests of all shareholders are given equitable consideration.

Transactions with related parties, such as significant shareholders or companies connected with the public company, should be disclosed in detail and conducted on terms similar to what would objectively have been agreed with a non-related party. Such transactions should be reviewed and approved by the independent members of the board, and if voted on, only disinterested shareholders should vote.

Corporate reporting, risk management and audit

Investors depend on corporate reporting, both regulatory and voluntary, to understand a company’s strategy, its implementation and financial performance, as well as to assess the quality of management and operations and potential for the company to create shareholder value over time. The board should oversee corporate reporting and the policies and procedures underpinning the internal audit function and external audit.

A company’s financial reporting should provide decision-useful information for investors and other stakeholders on its financial performance and position. It should provide an accurate and balanced assessment of the risks and opportunities the company faces in realizing its long-term strategy. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified. Financial statements should be prepared in accordance with globally developed reporting standards and any divergence from generally accepted accounting principles should be explained in detail and justified. Accounting restatements should be explained in detail and any remedial actions, and the implications of these, disclosed.

In this context, audit committees play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, nonfinancial information, internal control frameworks and Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders. Audit committees should have a procedure in place for assessing the independence of the auditor and the quality of the external audit process annually.

Similarly, material sustainability-related factors that are integral to how a company manages risks or generates revenue should be disclosed. In our view, the standards developed by the International Sustainability Standards Board, can be helpful to companies in preparing such reports.4

Companies should establish robust risk management and internal control processes appropriate to the company’s business, risk tolerance, and regulatory environment. A credible whistleblowing system for employees, and potentially other stakeholders, can be a useful mechanism for ensuring that senior management and the board are aware of potential misconduct or breaches in risk management and internal control processes.

A comprehensive audit conducted by an independent audit firm contributes to investor confidence in the quality of corporate reporting. It is helpful when the audit report gives some insight into the scope and focus of the audit, as well as any critical audit matters identified and how these were resolved. A comprehensive and effective audit is time and resource intensive, and the audit fee should be commensurate. Fees paid to the audit firm for non-audit consulting should not exceed the audit fee to a degree that may prompt concerns about the independence of the audit. The audit committee should explain its position on auditor tenure and how it confirmed that the auditor remained independent.

4 The objective of IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information is to require an entity to disclose information about its sustainability-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity. The objective of IFRS S2 Climate-related Disclosures is to require an entity to disclose information about its climate-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity.

We may vote against the election of the responsible directors if corporate reporting is insufficient or there are material misstatements in financial reports. In markets where relevant, we may vote against a proposal to approve the financial statements or the discharge of the board when we are concerned about the quality of the reporting or the audit. We may vote against proposals to appoint the auditor, ratify the audit report, or approve the audit fee if we are concerned about the auditor’s independence, the quality of the audit, or there are material misstatements in financial reports and the board has not established reasonable remediation plans.

Shareholder rights and protections

General shareholder meetings

Companies normally have an annual general meeting of shareholders at which routine and non-routine items of business are discussed and voted on by shareholders in attendance or submitting proxy votes. Companies should disclose materials relevant to the shareholder meeting sufficiently in advance so that shareholders can take them into consideration in their voting decisions. Many companies offer shareholders the option of participating in the meeting virtually which, whilst welcome, should not limit the rights of shareholders to participate as they would during an in-person meeting.

We may vote against directors when materials related to the business of the shareholder meeting are not provided in a timely manner or do not provide sufficient information for us to take an informed voting decision. We may vote against directors if the format of the shareholder meeting does not accommodate reasonable shareholder participation.

Bylaw amendments

We review bylaw amendments proposed by management on a case-by-case basis and will generally support those that are aligned with the interests of minority shareholders. Any material changes to the bylaws should be explained in detail and put to a shareholder vote.

We may vote against bylaw amendments that reduce shareholder rights and protections. We may vote against directors if material changes are made to the bylaws without shareholder approval.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding the right to call a special meeting of shareholders. The shareholding required to exercise this right should balance its utility with the cost to the company of holding special meetings.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding the right to nominate directors to the company’s board. The threshold for this right should be set so that shareholders can exercise it without being unduly disruptive to the board’s own nomination process.

Whilst we would not use either of these rights ourselves, we see them as important accountability mechanisms. We may vote for a shareholder proposal seeking the addition of either of these provisions to a company’s bylaws.

Change of domicile

We generally defer to management on proposals to change a company’s domicile as long as the rationale for doing so is consistent with the company’s long-term strategy and business model and the related costs are immaterial.

We may vote against directors or a proposal to change a company’s domicile where it does not seem aligned with our clients’ financial interests.

Changes to a company’s purpose or the nature of its business

Plans to materially change the nature of a company’s business or its purpose should be disclosed and explained in the context of long-term strategy and business dynamics. Such changes may significantly alter an investor’s views on the suitability of a company for their investment strategy or portfolio.

Where relevant, we may vote against proposals to change a company’s purpose or the nature of its business if the board has not provided a credible argument for change.

Shareholder proposals

Shareholders in many markets, who meet certain eligibility criteria, have the right to submit proposals to the general shareholder meeting asking a company to take a particular course of action subject to the proposal being supported by a majority of votes cast at the meeting. The topics raised address a range of governance, social and environmental matters that may be relevant to a company’s business. Shareholder proposals are considered by many investors to be an escalation tool when a company is unresponsive to their engagement.

We vote on these proposals on a case-by-case basis. We assess the relevance of the topic raised to a company’s business and its current approach, whether the actions sought are consistent with shareholders’ interests, and what impact the proposal being acted upon might have on financial performance.

Our general approach where we have concerns about a company’s governance, disclosures or performance is to engage to understand the apparent difference in perspective. If we continue to believe the company is not acting in shareholders’ financial interests, we may vote against the election of directors. We may support a relevant shareholder proposal if doing so reinforces the points made in our engagement or is aligned with our clients’ financial interests. We generally do not support shareholder proposals that are legally binding on the company, seek to alter a company’s strategy or direct its operations, or are unrelated to how a company manages risk or generates financial returns.

BlackRock is subject to legal and regulatory requirements in the U.S. that place restrictions and limitations on how we can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We can vote on behalf of clients who authorize us to do so, on proposals put forth by others.

Corporate political activities

We seek to understand how companies ensure that their direct and indirect engagement in the policy making process is consistent with their public statements on policy matters important to the company’s long-term strategy. The board should be aware of the approach taken to corporate political activities as there can be reputational risks arising from inconsistencies. Companies should, as a minimum, meet all regulatory disclosure requirements on political activities, and ideally, provide accessible and clear disclosures to shareholders on policy positions, public policy engagement activities and political donations. To mitigate the risk of inconsistencies, companies can usefully assess the alignment between their policy priorities and the policy positions of the trade associations of which they are active members and any engagements undertaken by trade associations on behalf of members.

Generally, this is an engagement matter, although we may support a relevant shareholder proposal, or vote against directors, where a company’s disclosures are insufficient, or it becomes public that there is a material contradiction in a company’s public policy positions and its policy engagement.

Sustainability, or environmental and social, considerations

We seek to understand how companies manage the risks and opportunities inherent in their business operations. In our experience, sustainability-related factors5 that are relevant to a company’s business or material to its financial performance, are generally operational considerations embedded into day-to-day management systems. Certain sustainability issues may also inform long-term strategic planning, for example, investing in product innovation in anticipation of changing consumer demand or adapting supply chains in response to changing regulatory requirements.

5 By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable financial value over time. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

We recognize that the specific sustainability-related factors that may be financially material or business relevant will vary by company business model, sector, key markets, and time horizon, amongst other considerations. From company disclosures and our engagement, we aim to understand how management is identifying, assessing and integrating material sustainability-related risks and opportunities into their business decision-making and practices. Doing so helps us undertake a more holistic assessment of a company’s potential financial performance and the likely risk-adjusted returns of an investment.

We may vote against directors or support a relevant shareholder proposal if we have concerns about how a company is managing or disclosing its approach to material sustainability-related risks that may impact financial returns.

Key stakeholders

In our view, companies should understand and take into consideration the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate. Companies that appropriately balance the interests of investors and other stakeholders are, in our experience, more likely to be financially resilient over time.

Climate and decarbonization investment objectives

Certain active BlackRock funds have climate and decarbonization objectives in addition to financial objectives. Consistent with the objectives of those investment strategies, our stewardship activity in relation to the holdings in those funds differs in some respects from BAIS’ benchmark guidelines, which are described above. Specifically, for those funds’ holdings, we look to investee companies to demonstrate that they are aligned with a decarbonization pathway that means their business model would be viable in a low-carbon economy, i.e., one in which global temperature rise is limited to 1.5°C above pre-industrial levels. This approach is only taken following BlackRock receiving the explicit approval from the applicable fund board.

The decarbonization stewardship guidelines focus on companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low carbon transition, based on reported and estimated scopes 1, 2, and 3 greenhouse gas emissions. These companies should provide disclosures that set out their governance, strategy, risk management processes and metrics and targets relevant to decarbonization. These disclosures should include an explanation of the decarbonization scenarios a company is using in its near- and long-term planning, as well as its scope 1, scope 2 and material scope 3 greenhouse gas (GHG) emissions and reduction targets for scope 1 and 2 emissions. As with the BAIS benchmark policies, we consider the climate-risk reporting standard issued by the International Sustainability Standards Board, IFRS S2, a useful reference for such reporting.

Under these climate- and decarbonization-specific guidelines, BAIS may recommend a vote against directors or support for a relevant shareholder proposal if a company does not appear to be adequately addressing or disclosing material climate-related risks. We may recommend supporting shareholder proposals seeking information relevant to a company’s stated low-carbon transition strategy and targets that the company does not currently provide and that would be helpful to investment decision-making. As under the BAIS benchmark approach, the active portfolio managers are ultimately responsible for voting consistent with their investment mandate and fund objectives.

Appendix 1: How we fulfil and oversee our active investment stewardship responsibilities

Oversight

The Global Head of BAIS has primary oversight of and responsibility for the team’s activities, including voting in accordance with the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (“the Guidelines”), which require the application of professional judgment and consideration of each company’s unique circumstances, as well as input from active investors. BAIS is independent from BlackRock Investment Stewardship in our engagement and voting activities, reporting lines, and oversight.

The Active Investment Stewardship Oversight Committee, comprised of senior representatives of the active investment, legal and risk teams, reviews and advises on amendments to BAIS’ Global Engagement and Voting Guidelines. The Committee also considers developments in corporate governance, related public policy, and market norms and how these might influence BAIS’ policies and practices. The Committee does not determine voting decisions, which are the responsibility of BAIS and the relevant active equity investors.

In addition, there is a standing advisory group of senior active investors who counsel BAIS on complex or high-profile votes before a recommendation is finalized and escalated to the portfolio managers with holdings in the company under consideration. This group also formally reviews any revisions to the Engagement and Voting Guidelines proposed by BAIS as part of its annual review.

BAIS carries out engagement with companies in collaboration with active investment colleagues, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the Guidelines. BAIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BAIS may use third parties for certain of the foregoing activities and performs oversight of those third parties (see “Use and oversight of third-party vote services providers” below).

Voting guidelines and vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider the voting items submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

When exercising voting rights, BAIS will normally vote on specific proxy issues in accordance with the Guidelines, although portfolio managers have the right to vote differently on their holdings if they determine doing so is more aligned with the investment objective and financial interests of clients invested in the funds they manage.

The Guidelines are not intended to be exhaustive. BAIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BAIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BAIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests.

In certain markets, proxy voting involves logistical issues which can affect BAIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BAIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Voting Choice

BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) and multi-asset strategies. In addition, institutional clients in separately managed accounts (SMAs) are eligible for BlackRock Voting Choice regardless of their investment strategies.6

As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BAIS to vote on their behalf, have authorized BlackRock to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice. BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

Use and oversight of third-party vote services providers

Third-party vote services providers — or proxy research firms — provide research and recommendations on proxy votes, as well as voting infrastructure. As mentioned previously, BlackRock contracts primarily with the vote services provider ISS and leverages its online platform to supply research and support voting, record keeping, and reporting processes. We also use Glass Lewis’ research and analysis as an input into our voting process. It is important to note that, although proxy research firms provide important data and analysis, BAIS does not rely solely on their information or follow their voting recommendations. A company’s disclosures, our past engagements and voting, investment colleagues’ insights and our voting guidelines are important inputs into our voting decisions on behalf of clients.

Given the large universe of actively held companies, BAIS employs the proxy services provider to streamline the voting process by making voting recommendations based on BAIS’ voting guidelines when the items on a shareholder meeting agenda are routine. Agenda items that are not routine are referred back to BAIS to assess, escalate as necessary to the relevant portfolio managers and vote. BAIS reviews and can override the recommendations of the vote services provider at any time prior to the vote deadline. Both BAIS and the vote services provider actively monitor securities filings, research reports, company announcements, and direct communications from companies to ensure awareness of supplemental disclosures and proxy materials that may require a modification of votes.

BAIS closely monitors the third-party vote services providers we contract with to ensure that they are meeting our service level expectations and have effective policies and procedures in place to manage potential conflicts of interest. Our oversight of service providers includes regular meetings with client service teams, systematic monitoring of vendor operations, as well as annual due diligence meetings in accordance with BlackRock’s firmwide policies.

Conflicts management policies and procedures

BAIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

6 With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to advance our clients’ long-term economic interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BAIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access. BAIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BAIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for:

•	public companies that include BlackRock employees on their boards of directors

•	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

•	public companies that are the subject of certain transactions involving BlackRock Funds

•	public companies that are joint venture partners with BlackRock, and

•	public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Active Investment Stewardship Oversight Committee appoints and reviews the performance of the independent third-party voting service providers, generally on an annual basis.

Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them for voting, as guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration). BAIS works with active portfolio managers, as well as colleagues in the Securities Lending and Risk and Quantitative Analysis teams, to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would not warrant recalling securities on loan. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Reporting and vote transparency

BAIS is committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and disclosure on our website.

Want to know more?

blackrock.com/stewardship | ContactActiveStewardship@blackrock.com

The document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.

Prepared by BlackRock, Inc.

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